                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                KITTY HAWK, INC.

Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Kitty Hawk, Inc. on Friday, May 28, 1999, at 10:00 a.m., local time. The meeting will be held at the offices of the Company at 1535 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261.

     At the meeting, you will be asked to consider and elect two directors to serve until the 2002 Annual Meeting of Stockholders. Your Board of Directors has unanimously nominated these persons for election as directors. You are also being asked to vote on the following items:

     (1) approval of the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan;

     (2) approval of Amendment No. 1 to the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan;

     (3) approval of the Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation Plan;

     (4) approval of Amendment No. 1 to the Kitty Hawk, Inc. Amended and Restated Employee Stock Purchase Plan;

     (5) approval of the Kitty Hawk, Inc. 1999 Executive Stock Option Plan; and

     (6) ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for 1999.

     Information about the business of the meeting is set forth in the accompanying proxy statement, which you are urged to read carefully. During the meeting, I will review with you the affairs and progress of the Company during and since 1998. Officers of the Company will be present to respond to questions from stockholders.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the envelope provided. Your shares will then be represented at the meeting. If you attend the meeting, you may, at your discretion, withdraw your proxy and vote in person.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                                         Sincerely,
                                                   /s/ M. TOM CHRISTOPHER
                                                     M. TOM CHRISTOPHER
                                            Chairman and Chief Executive Officer

April 28, 1999

                                KITTY HAWK, INC.
                             1515 West 20th Street
              Dallas/Fort Worth International Airport, Texas 75261
                            Telephone (972) 456-2200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1999

     The Annual Meeting of Stockholders of Kitty Hawk, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at 1535 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261, on Friday, May 28, 1999 at 10:00 a.m., local time, for the following purposes:

     (1) To elect two persons to serve as Class II directors until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

     (2) To approve the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan;

     (3) To approve Amendment No. 1 to the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan;

     (4) To approve the Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation Plan;

     (5) To approve Amendment No. 1 to the Kitty Hawk, Inc. Amended and Restated Employee Stock Purchase Plan;

     (6) To approve the Kitty Hawk, Inc. 1999 Executive Stock Option Plan;

     (7) To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for 1999; and

     (8) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 23, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on April 23, 1999 are entitled to notice of, and to vote at, such meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination at 1515 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261, for ten days prior to and during the meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE ENCOURAGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM.

                                           BY ORDER OF THE BOARD OF DIRECTORS,
                                                 /s/ RICHARD R. WADSWORTH

                                                   RICHARD R. WADSWORTH
                                            Senior Vice President -- Finance,
                                          Chief Financial Officer and Secretary

Dallas/Fort Worth International Airport, Texas
April 28, 1999

                                KITTY HAWK, INC.
                             1515 West 20th Street
              Dallas/Fort Worth International Airport, Texas 75261
                            Telephone (972) 456-2200

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 28, 1999

                    SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kitty Hawk, Inc. (the "COMPANY") for use at the Annual Meeting of Stockholders of the Company to be held on May 28, 1999 (the "ANNUAL MEETING") and at any and all adjournments thereof. The approximate date on which this Proxy Statement and accompanying proxy card are first being sent or given to stockholders is April 30, 1999.

     Shares represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed; however, if a stockholder signs the proxy card but does not make specific choices, the proxy will vote the stockholder's shares as recommended by the Board as follows:

     - FOR the election of the two Class II directors;

     - FOR the approval of the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan (the "OMNIBUS SECURITIES PLAN");

     - FOR the approval of Amendment No. 1 to the Omnibus Securities Plan;

     - FOR the approval of the Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation Plan (the "INCENTIVE COMPENSATION PLAN");

     - FOR the approval of Amendment No. 1 to the Kitty Hawk, Inc. Amended and Restated Employee Stock Purchase Plan (the "EMPLOYEE STOCK PURCHASE PLAN");

     - FOR the approval of the Kitty Hawk, Inc. 1999 Executive Stock Option Plan (the "1999 EXECUTIVE OPTION PLAN"); and

     - FOR the ratification of Ernst & Young LLP as independent public accountants for 1999.

     A stockholder executing a proxy may revoke it at any time before it is voted through any of the following actions:

          (1) by giving written notice to the Secretary of the Company;

          (2) by subsequently executing and delivering a proxy; or

          (3) by voting in person at the Annual Meeting (although attending the Annual Meeting without executing a ballot or executing a subsequent proxy will not constitute revocation of a proxy).

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY

     On April 23, 1999, the record date for determining stockholders entitled to vote at the Annual Meeting, there were 16,995,987 shares of common stock, par value $.01 per share, outstanding. Each share of common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the stockholders at the Annual Meeting. The affirmative vote of a plurality of the shares of common stock present or represented at the Annual Meeting is required to elect the Class II directors, and the affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting is required to approve each of the other matters to be voted upon at the Annual Meeting.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. With respect to each of the other matters to be voted upon at the Annual Meeting, stockholders may abstain from voting. Abstentions will be counted as present for such purposes, but will have the effect of a negative vote on the proposals because such proposals require the affirmative vote of holders of a majority of shares present in person or represented by proxy and entitled to vote.

     Brokers who hold shares in street name for customers may vote on certain items when they have not received instructions from the beneficial owners. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors or the other proposals to be voted upon at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 23, 1999 certain information with regard to the beneficial ownership of the common stock by:

          (1) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

          (2) each director and nominee for director of the Company;

          (3) each executive officer of the Company; and

          (4) all directors and executive officers of the Company as a group.

     Unless otherwise indicated, all shares shown in the table below are held with sole voting and investment power by the person or entity indicated.

                                                                  SHARES OWNED
                                                                  BENEFICIALLY
                                                              ---------------------
                      NAME AND ADDRESS                          NUMBER      PERCENT
                      ----------------                        ----------    -------
DIRECTORS AND EXECUTIVE OFFICERS:
  M. Tom Christopher(1)(2)..................................   5,948,436     35.0%
  Tilmon J. Reeves(1)(3)....................................     128,174       (4)
  Richard R. Wadsworth(1)(5)................................     103,390       (4)
EXECUTIVE OFFICERS:
  James R. Craig(1)(6)......................................       6,710       (4)
DIRECTORS:
  Ted J. Coonfield(1)(7)....................................       4,810       (4)
  Conrad A. Kalitta(1)(2)(8)................................   3,949,150     23.2%
  Philip J. Sauder(1)(7)....................................       2,500       (4)
  Lewis S. White(1)(7)......................................       4,210       (4)
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP:
  (8 PERSONS)...............................................  10,147,380     59.7%
Gilder Gagnon Howe & Co. LLC(9).............................   2,288,925     13.5%
Mellon Bank Corporation(10).................................   1,130,915      6.7%

---------------

 (1) The address for this stockholder is 1515 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261.

 (2) Mr. Christopher has a proxy to vote all of the shares of common stock owned by Mr. Kalitta. The proxy is valid through June 30, 2000. As of April 23, 1999, Mr. Kalitta owned 3,949,150 shares of common stock or approximately 23.2% of the outstanding common stock.

 (3) On February 24, 1999, the Company granted Mr. Reeves a non-qualified stock option to acquire 400,000 shares of common stock. This stock option was granted under the 1999 Executive Option Plan and is subject to stockholder approval of the 1999 Executive Option Plan at the Annual Meeting. See Proposal 6 below for a discussion of the 1999 Executive Option Plan and this stock option grant. This option vests as to 200,000 shares on February 24, 1999 and an additional 100,000 shares on each of February 24, 2000 and 2001 and fully vests immediately upon a change of control of the Company. The table does not include any shares issuable pursuant to this stock option.

 (4) Less than 1%.

 (5) Includes 50,000 shares issuable upon the exercise of a currently exercisable stock option.

 (6) Includes 5,000 shares issuable upon the exercise of a currently exercisable stock option.

 (7) Includes 2,500 shares issuable upon the exercise of a currently exercisable stock option.

 (8) Of these 3,949,150 shares of common stock, 650,000 shares are held in escrow until May 19, 2001 to satisfy certain indemnification obligations of Mr. Kalitta to the Company. Mr. Kalitta retains the right to vote such shares while they are being held in escrow. However, until June 30, 2000, Mr. Christopher holds a proxy to vote these shares.

 (9) Based on a Schedule 13G filed by Gilder Gagnon Howe & Co. LLC on February 17, 1999. The address for this stockholder is 1775 Broadway, 26th Floor, New York, New York 10019. Gilder Gagnon Howe & Co. LLC has sole voting power over 35,100 shares, shared voting and sole dispositive power over no shares and shared dispositive power over 2,288,925 shares.

(10) Based on a Schedule 13G filed by Mellon Bank Corporation, Boston Group Holdings, Inc. and The Boston Company, Inc. on February 9, 1999. The address for these stockholders is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. Mellon Bank Corporation has sole voting power over 1,022,315 shares, shared voting power over no shares, sole dispositive power over 1,030,315 shares and shared dispositive power over 100,600 shares. Boston Group Holdings, Inc. has sole voting power over 740,500 shares, shared voting power over no shares, sole dispositive power over 748,500 shares and shared dispositive power over 100,600 shares. The Boston Company, Inc. has sole voting power over 740,500 shares, shared voting power over no shares, sole dispositive power over 748,500 shares and shared dispositive power over 100,600 shares.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation divides the Board of Directors into three classes. The term of office of the Class II directors expires at the Annual Meeting. The Class I directors will serve until the 2001 Annual Meeting of Stockholders, and the Class III directors will serve until the 2000 Annual Meeting of Stockholders.

     It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

                                    NOMINEES

                       CLASS II -- TERM TO EXPIRE IN 2002

                                            AGE                CURRENT POSITION
                                            ---                ----------------
Tilmon J. Reeves..........................  59    Chief Operating Officer, President and
                                                  Director
Philip J. Sauder..........................  45    Director

                         DIRECTORS CONTINUING IN OFFICE

                       CLASS I -- TERM TO EXPIRE IN 2001

                   NAME                     AGE                CURRENT POSITION
                   ----                     ---                ----------------
Ted J. Coonfield..........................  50    Director and Vice President
Richard R. Wadsworth......................  52    Director, Senior Vice
                                                  President -- Finance, Chief Financial
                                                  Officer and Secretary

                      CLASS III -- TERM TO EXPIRE IN 2000

                   NAME                     AGE                CURRENT POSITION
                   ----                     ---                ----------------
M. Tom Christopher........................  52    Chairman of the Board of Directors and
                                                  Chief Executive Officer
Conrad A. Kalitta.........................  61    Director
Lewis S. White............................  59    Director

     Set forth below is a description of the background of each of the directors and nominees for director of the Company.

     M. TOM CHRISTOPHER has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in 1985. He has over 20 years of experience in the air freight industry.

     CONRAD A. KALITTA founded American International Airways, Inc., American International Travel, Inc., Flight One Logistics, Inc., Kalitta Flying Service, Inc. and O.K. Turbines, Inc. (the "KALITTA COMPANIES"), each of which were acquired by the Company in November 1997. Mr. Kalitta has served as a director since November 1997. Mr. Kalitta is also a professional drag racer in the "top-fuel" class and has won three national championships.

     TILMON J. REEVES serves as President and Chief Operating Officer of the Company and has over 30 years of aviation experience. Mr. Reeves has served as a director since October 1994.

     TED J. COONFIELD has served as a director of the Company since October 1994 and has served as a Vice President of the Company since January 1998. Since October 1997, Mr. Coonfield has been in private consulting practice. From April 1996 to October 1997, Mr. Coonfield was a consultant with Performance Consulting Group, a firm specializing in change management consulting primarily in the banking and insurance industry. From January 1993 to April 1996, Mr. Coonfield was a consultant with the Richard-Rogers Group, a consulting firm specializing in total quality issues, where he primarily engaged in consulting for firms in the transportation industry.

     RICHARD R. WADSWORTH has served as a director of the Company since May 1998. Mr. Wadsworth also served as a director of the Company from October 1994 through November 19, 1997, the date of the acquisition of the Kalitta Companies. Mr. Wadsworth serves as Senior Vice President -- Finance, Chief Financial Officer and Secretary.

     PHILIP J. SAUDER has served as a director of the Company since November 1997. Mr. Sauder is currently a limited partner of Carlisle Enterprises, L.P., which acquires manufacturers of engineered products and is the Chairman of Alpha Technologies, U.S., L.P., which manufactures high tech instrumentation for the polymer and rubber industries. From 1989 through 1994, Mr. Sauder was employed by Abex, Inc., first as the general manager of its Cleveland Pneumatic Division and then as the group Vice President of its Aerospace Division.

     LEWIS S. WHITE has served as a director of the Company since October 1994. Since 1988, Mr. White has been President of L. S. White & Co., a firm engaged in corporate finance and financial and strategic planning. Prior to 1988, he held senior management positions with Paramount Communications Inc. and Union Carbide Corporation.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director named above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

                      MEETINGS OF DIRECTORS AND COMMITTEES

     The business of the Company is managed under the direction of the Board of Directors. The Board meets to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met eight times during 1998. During 1998, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period.

     The Board of Directors has established audit and compensation committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1998 are described below. The Board of Directors does not have a standing nominating committee.

     Audit Committee. The Board of Directors has a standing Audit Committee which provides the opportunity for direct communications between the independent public accountants and the Board of Directors. The Audit Committee meets with the certified public accountants periodically to review their effectiveness during the annual audit program and to discuss the Company's internal control policies and procedures. The members of the Audit Committee currently are Messrs. Sauder and White. The Audit Committee met 12 times during 1998.

     Compensation Committee. The Board of Directors also has a standing Compensation Committee that provides recommendations to the Board of Directors regarding salaries and other compensation of executive officers of the Company. The members of the Compensation Committee currently are Messrs. Sauder and White. The Compensation Committee met twelve times during 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the common stock to file with the Securities and Exchange Commission (the "COMMISSION") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely upon its review of copies of such forms received by it, the Company believes that all such reports were submitted on a timely basis during 1998.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for fiscal years 1996, 1997 and 1998 and during the four months ended December 31, 1996, with respect to those persons who were during 1998 (1) the Chief Executive Officer and (2) the other three executive officers of the Company (collectively, with the Chief Executive Officer, the "NAMED EXECUTIVE OFFICERS").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                           ANNUAL COMPENSATION                ------------
                              ---------------------------------------------    SECURITIES
                              FISCAL                           OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITIONS   YEAR       SALARY    BONUS(1)   COMPENSATION     OPTIONS      COMPENSATION
----------------------------  ------     --------   --------   ------------   ------------   ------------
M. Tom Christopher             1996      $190,000   $719,419            --           --        $376,844(2)
  Chairman of the Board of     1996(3)     80,000         --            --           --          81,250(4)
  Directors and Chief          1997       240,000    130,000            --           --         369,020(5)
  Executive Officer            1998       240,000    110,000            --           --         343,645(6)
Tilmon J. Reeves               1996       125,000     85,000    $3,726,182(7)   390,707           2,375(8)
  Chief Operating Officer      1996(3)     41,667     15,000            --           --              --
  and President                1997       128,541    117,500            --           --           2,375(8)
                               1998       337,000     90,000            --      400,000(9)        2,500(8)
Richard R. Wadsworth           1996       110,000     70,000    $1,464,572(7)   153,567           2,375(8)
  Senior Vice President --     1996(3)     36,664     15,000            --           --             583(8)
  Finance, Chief Financial     1997       113,117    255,000            --           --           2,375(8)
  Officer and Secretary        1998       185,000   $ 80,000            --       50,000           2,500(8)
James R. Craig                 1998(10)  $150,000         --            --       20,000        $  2,500(8)
  Vice President and
  General Counsel

---------------

 (1) Represents profit-sharing and performance bonuses actually received in the fiscal year indicated. Profit-sharing bonuses are typically paid in February for the period July 1 through December 31 of the prior fiscal year and in August for the period January 1 through June 30 of the current fiscal year.

 (2) Consists of (A) contingent payments in the amount of $325,000 received in fiscal year 1996 by Mr. Christopher pursuant to previously settled litigation concerning a U.S. Postal Service contract (the "ANET LITIGATION"), (B) life insurance premiums of $48,397 paid on Mr. Christopher's behalf and (C) matching contributions of $3,447 to the Company's 401(k) Savings Plan for Mr. Christopher.

 (3) On December 4, 1996, the Company changed its fiscal year end from August 31 to December 31. The information presented is for the four month transition period ended December 31, 1996.

 (4) Consists of contingent payments received by Mr. Christopher under the ANET Litigation during the four months ended December 31, 1996.

 (5) Consists of (A) contingent payments in the amount of $325,000 received in 1997 by Mr. Christopher under the ANET Litigation, (B) life insurance premiums of $41,645 paid on Mr. Christopher's behalf and (C) matching contributions of $2,375 to the Company's 401(k) Savings Plan for Mr. Christopher.

 (6) Consists of (A) contingent payments in the amount of $325,000 received in 1998 by Mr. Christopher under the ANET Litigation, (B) life insurance premiums of $16,145 paid on Mr. Christopher's behalf and (C) matching contributions of $2,500 to the Company's 401(k) Savings Plan for Mr. Christopher.

 (7) Represents the difference between the exercise price and the fair market value of the common stock underlying stock options on June 26, 1996, the date of exercise, of stock options granted in fiscal year 1996.

 (8) Consists of matching contributions to the Company's 401(k) Savings Plan.

 (9) In February 1999, this option was canceled and replaced with an option to acquire 400,000 shares of common stock on substantially similar terms. The new option was granted under the 1999 Executive Option Plan and is subject to stockholder approval of the 1999 Executive Option Plan at the Annual Meeting. See Proposal 6 below for a description of the 1999 Executive Option Plan and the new option.

(10) Mr. Craig was hired by the Company effective April 1, 1998.

                            OPTION GRANTS AND VALUES

     The following table provides information on stock option grants in 1998 to Messrs. Craig, Reeves and Wadsworth.

                             OPTION GRANTS IN 1998

                                                 INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE VALUE AT
                                             % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                                              OPTIONS                                 STOCK PRICE APPRECIATION FOR
                      NUMBER OF SECURITIES   GRANTED TO                                        OPTION TERM
                       UNDERLYING OPTIONS    EMPLOYEES      EXERCISE     EXPIRATION   -----------------------------
NAME                       GRANTED(#)         IN 1998     PRICE ($/SH)      DATE         5%(1)            10%(1)
----                  --------------------   ----------   ------------   ----------   ------------     ------------
James R. Craig.......        20,000(2)           3.0%        $10.31       11/06/08     $  129,678       $  328,630
Tilmon J. Reeves.....       400,000(3)          60.6%         16.75       12/31/05      2,142,760        7,247,102
Richard R.
  Wadsworth..........        50,000(4)           7.6%        $16.75       04/26/08     $  526,699       $1,334,759

---------------

(1) The potential realizable value is calculated from the closing price of the common stock on the date of grant. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and common stock holdings are dependant on the future performance of the common stock and overall market conditions.

(2) This option vests as to 5,000 shares on each of November 6, 1998, 1999, 2000 and 2001.

(3) In February 1999, this option was canceled and replaced with an option to acquire 400,000 shares of common stock at an exercise price of $16.75 per share. The new option was granted under the 1999 Executive Option Plan and is subject to stockholder approval of the 1999 Executive Option Plan at the Annual Meeting. The new option expires on February 24, 2009. See Proposal 6 below for a description of the 1999 Executive Option Plan and the new option.

(4) This option is fully vested.

     The following table summarizes the number and value of unexercised options, as of December 31, 1998, held by Messrs. Craig, Reeves and Wadsworth. No options were exercised in 1998.

                        DECEMBER 31, 1998 OPTION VALUES

                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS-AT
                                                OPTIONS AT FY-END               FY-END(1)
NAME                                        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                        -------------------------   -------------------------
James R. Craig............................      5,000/15,000              $3,438/$10,313
Tilmon J. Reeves..........................   100,000/300,000(2)                 0/0
Richard R. Wadsworth......................        50,000/0                      0/0

---------------

(1) The closing sales price per share of the common stock on December 31, 1998 was $11.00 as reported by the Nasdaq National Market.

(2) In February 1999, this option was canceled and replaced with an option to acquire 400,000 shares of common stock at an exercise price of $16.75 per share. The new option was granted under the 1999 Executive Option Plan and is subject to stockholder approval of the 1999 Executive Option Plan at the Annual Meeting. The new option expires on February 24, 2009. See Proposal 6 below for a description of the 1999 Executive Option Plan and the new option.

                              EMPLOYMENT CONTRACTS

     Mr. Christopher. Mr. Christopher has an employment agreement with the Company that provides for an initial annual base salary of at least $125,000 and bonuses determined by the Compensation Committee pursuant to the Company's Annual Incentive Compensation Plan and otherwise. Mr. Christopher's employment agreement contains:

          (1) a confidentiality provision that prohibits disclosure of the Company's proprietary information; and

          (2) a covenant not to compete that provides upon Mr. Christopher's termination of employment with the Company for any reason, Mr. Christopher shall not engage, directly or indirectly, in the air logistics, charter brokerage, on-demand, or scheduled carriage business under an FAR Part 121 or Part 135 certificate for five years following such termination.

The employment agreement may be terminated by either party with or without cause. If the employment agreement is terminated by the Company without a material breach by Mr. Christopher, he is entitled to six months of compensation at his then-current salary.

     Mr. Craig. Mr. Craig has an employment agreement with the Company that provides for an annual base salary of at least $200,000 and annual bonuses determined by the Compensation Committee pursuant to the Company's Annual Incentive Compensation Plan and otherwise. The employment agreement contains a confidentiality provision that prohibits disclosure by Mr. Craig of the Company's proprietary information. The employment agreement may be terminated by either party thereto with or without cause. Mr. Craig's employment agreement provides that if he is terminated by the Company without material breach by Mr. Craig, he shall be entitled to 100% of his then-current salary through March 31, 2002.

     Mr. Reeves. Mr. Reeves has an employment agreement with the Company that provides for an annual base salary of at least $400,000 and annual bonuses determined by the Compensation Committee pursuant to the Company's Annual Incentive Compensation Plan and otherwise. This employment agreement provides that Mr. Reeves is prohibited from engaging in the air logistics, charter brokerage, on-demand, or scheduled carriage business under an FAR Part 121 or
Part 135 certificate for two years following termination of his employment. This employment agreement also contains a confidentiality provision that prohibits disclosure by Mr. Reeves of the Company's proprietary information. This employment agreement may be terminated by either party thereto with or without cause. Mr. Reeves' employment agreement provides that if he is terminated by the Company without material breach by Mr. Reeves, he shall be entitled to 100% of his then-current salary through April 25, 2003.

     Mr. Wadsworth. Mr. Wadsworth has an employment agreement with the Company that provides for an annual base salary of at least $110,000 and annual bonuses determined by the Compensation Committee pursuant to the Company's Annual Incentive Compensation Plan and otherwise. This employment agreement provides that Mr. Wadsworth is prohibited from engaging in the air logistics, charter brokerage, on-demand, or scheduled carriage business under an FAR Part 121 or
Part 135 certificate for two years following termination of his employment. This employment agreement also contains a confidentiality provision that prohibits disclosure by Mr. Wadsworth of the Company's proprietary information. This employment agreement may be terminated by either party thereto with or without cause. Mr. Wadsworth's employment agreement provides that if he is terminated by the Company without material breach by Mr. Wadsworth, he shall be entitled to 100% of his then-current salary in the year following termination and 50% of such annual compensation in the second and third year following termination.

                           COMPENSATION OF DIRECTORS

     Pursuant to the Company's Bylaws, the members of the Board of Directors may be compensated in a manner and at a rate determined from time to time by the Board of Directors. Directors who are employees of the Company do not receive additional compensation for service as a director. Under the Company's Omnibus Securities Plan, directors who are not employees of the Company may receive shares of common stock in an amount equal to their net annual retainer. For service during 1998, non-employee directors were paid a retainer of $14,000 cash. In addition, non-employee directors received $1,000 for each day that they attended a meeting of the Board of Directors and/or a committee thereof. Non-employee director compensation for 1999 has not yet been determined.

                        REPORT ON EXECUTIVE COMPENSATION

     General. The Compensation Committee is composed of two independent directors who are not employees of the Company. Each of these directors qualifies as a "non-employee director" as defined in Rule 16b-3 of the 1934 Act. During 1998, the Compensation Committee was responsible for:

          (1) oversight of executive compensation;

          (2) review of the Company's overall compensation program; and

          (3) administering:

             (A) the Kitty Hawk, Inc. Amended and Restated Annual Incentive Compensation Plan;

             (B) the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan; and

             (C) the Kitty Hawk, Inc. Amended and Restated Employee Stock Purchase Plan.

     Compensation Process and Philosophy. There are four major components to executive officer compensation:

          (1) base salary;

          (2) profit sharing bonuses;

          (3) performance bonuses; and

          (4) long-term incentive awards.

     In determining executive officer compensation levels, the Compensation Committee relies heavily on the recommendation of the Chief Executive Officer. The Compensation Committee also relies heavily on the recommendation of the President and Chief Operating Officer regarding profit sharing bonuses.

     The Compensation Committee believes that compensation for the Company's employees, including the executive officers, must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining a close relationship to the Company's financial performance. The Compensation Committee believes compensation decisions should be tied to individual performance and designed to encourage and reward employees for increasing stockholder value. In addition, executive officers should have a significant portion of their total compensation opportunity at risk, to be earned only if specific goals are achieved.

     The Company's compensation philosophy is based on the following general principles:

          (1) Employee compensation should reflect the financial success of the overall Company, the success of the particular business unit, and individual performance.

          (2) Achieve "above market" compensation levels for executive officers through base salary, profit sharing, and at-risk bonuses based on individual performance and Company performance.

          (3) Encourage all employees to invest in the Company's common stock to align their interests with the stockholders' interests in maximizing value.

     In 1998, the Compensation Committee oversaw the implementation of formal annual performance reviews of management level employees to more closely match profit sharing bonuses with six-month reviews of individual goals and objectives. The Company expects to implement these reviews of goals and objectives with all employees in 1999.

     1998 was recognized as a transition period during which executive officers would be rewarded based on their success in achieving the strategic and financial benefits from integrating the operations of Kitty Hawk and the Kalitta Companies. Because the Company did not achieve at least 90% of the preset profitability goal for 1998, there were no 1998 performance bonuses paid to executive officers. However, each of Messrs. Christopher, Craig, Reeves and Wadsworth received a $25,000 profit sharing bonus for 1998. See the discussion on profit sharing bonuses below.

     1999 bonuses for executive officers will be determined solely based upon the Company achieving pre-determined levels of profitability and earnings per share. If the Company substantially meets or exceeds these goals bonuses will be paid to the executive officers in relation to their individual contribution. If the Company fails to achieve at least 90% of these pre-determined levels, no bonuses will be paid to the executive officers.

     Base Salary. In 1998, the base salary of each of the executive officers, other than Mr. Reeves, remained the same. In April 1998, the Company entered into a Modified and Restated Employment Agreement with Mr. Reeves. This Modified and Restated Employment Agreement guarantees Mr. Reeves a minimum base salary of $400,000 per year.

     Profit Sharing Bonuses. The Company typically sets aside a percentage of pretax profits to be shared with employees based on individual performance and the performance of each business unit. The Company typically distributes these funds:

          (1) 50% to the overall employee base, excluding management and executive officers;

          (2) 25% to the management group;

          (3) 15% to the executive officers; and

          (4) 10% on a discretionary basis.

     The Compensation Committee reviews profit sharing bonuses in February for the period July 1 through December 31 of the preceding year and in August for the period January 1 through June 30 of the current year. Profit sharing bonuses are not paid each period and may be discontinued at any time.

     In February 1998, the Compensation Committee approved profit sharing bonuses of $110,000 for Mr. Christopher, $90,000 for Mr. Reeves and $80,000 for Mr. Wadsworth, each for the period July 1, 1997 through December 31, 1997. In August 1998, the Compensation Committee decided not to pay any profit sharing bonuses to the executive officers for the period January 1, 1998 through June 30, 1998 because the Company did not meet pre-established levels of profitability and earnings per share. However, profit sharing bonuses were paid for this period to about 550 eligible employees in profitable business units.

     In February 1999, the Compensation Committee approved profit sharing bonuses of $25,000 for each of Messrs. Christopher, Craig, Reeves and Wadsworth for the period July 1, 1998 through December 31, 1998. Profit sharing bonuses were also paid to about 2,000 eligible employees in profitable business units.

     Performance Bonuses. Performance bonuses are paid periodically to reward employees for exceptional achievements during the year. No performance bonuses were paid to executive officers during 1998.

     Long-Term Incentive Awards. Long-term incentive awards are paid periodically to align the interests of employees with those of the Company's stockholders. In 1998, the Company issued stock options under the Kitty Hawk, Inc. Amended and Restated Omnibus Incentive Plan to Mr. Craig and Mr. Wadsworth.

     In April 1998, Mr. Wadsworth was granted an incentive stock option to acquire 50,000 shares of common stock at an exercise price of $16.75 per share. The stock option is fully vested and can be exercised immediately in full. The stock option expires on April 26, 2008.

     In November 1998, Mr. Craig was granted an incentive stock option to acquire 20,000 shares of common stock at an exercise price of $10.3125 per share. The stock option vested as to 5,000 shares on November 6, 1998 and vests as to an additional 5,000 shares on each of November 6, 1999, 2000 and 2001. The stock option expires on November 6, 2008.

     In addition to these options, in April 1998, Mr. Reeves was granted a non-qualified stock option to acquire 400,000 shares of common stock at an exercise price of $16.75 per share. In February 1999, this option was replaced with a substantially similar option issued under the Kitty Hawk, Inc. 1999 Executive Stock Option Plan (the "Executive Option Plan"), which is subject to stockholder approval. In connection with this grant, Mr. Christopher irrevocably agreed to vote all shares of common stock that he is entitled to vote in favor of approving the Executive Option Plan. Currently, Mr. Christopher controls the vote of a sufficient number of shares to approve the Executive Option Plan. The replacement option is for 400,000 shares of common stock at an exercise price of $16.75 per share. The replacement option vested as to 200,000 shares on February 24, 1999 and vests as to an additional 100,000 shares on each of February 24, 2000 and 2001. The replacement option expires February 24, 2009.

     None of the stock options granted to the Company's employees, including the executive officers, have been repriced to take into account the decline in the price of the common stock.

     Compensation of the Chairman of the Board and Chief Executive Officer. The major components of Mr. Christopher's 1998 compensation were base salary and profit sharing bonus. Mr. Christopher's base salary for 1998 was $240,000, which was unchanged from 1997. In addition, Mr. Christopher received a $110,000 profit sharing bonus in 1998 for the period July 1, 1997 through December 31, 1997.

     Because Mr. Christopher owns approximately 35.0% of the Company's outstanding common stock, the Compensation Committee believes Mr. Christopher's interests are highly aligned with the interests of the Company's stockholders. For this reason, the Compensation Committee does not believe long-term stock-based incentive compensation is a necessary component of Mr. Christopher's compensation package.

     Compensation of the President and Chief Operating Officer. The major components of Mr. Reeves' 1998 compensation were base salary, profit sharing bonus and a long-term incentive award. Mr. Reeves' base salary for 1998 was $400,000, which represents an increase from $210,000 in 1997. In addition, Mr. Reeves received a $90,000 profit sharing bonus in 1998 for the period July 1, 1997 through December 31, 1997 and a stock option to acquire 400,000 shares of common stock.

     Compensation of the Senior Vice President -- Finance. The major components of Mr. Wadsworth's 1998 compensation were base salary, profit sharing bonus and a long-term incentive award. Mr. Wadsworth's base salary for 1998 was $185,000, which was unchanged from 1997. In addition, Mr. Wadsworth received a $80,000 profit sharing bonus in 1998 for the period July 1, 1997 through December 31, 1997 and a stock option to acquire 50,000 shares of common stock.

     Compensation of the Vice President and General Counsel. Mr. Craig was hired by the Company in April 1998 to serve as Vice President and General Counsel. Mr. Craig had served as the Company's principal outside counsel prior to April 1998. The major components of Mr. Craig's 1998 compensation were base salary and a long-term incentive award. Mr. Craig's base salary for the period April 1, 1998 through December 31, 1998 was $150,000. In addition, Mr. Craig received an option to acquire 20,000 shares of common stock.

     Other. Each of Messrs. Craig, Reeves and Wadsworth own significant amounts of the Company's common stock and/or options to acquire common stock, and the Compensation Committee believes their interests are aligned with those of the Company's stockholders.

     The Company's policy with respect to executive compensation is to have all compensation qualify for deductibility under the provisions of the Internal Revenue Code.

                                            Philip J. Sauder
                                            Lewis S. White

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
                           IN COMPENSATION DECISIONS

     There were no reportable business relationships between the Company and the members of the Compensation Committee in 1998.

                              CERTAIN TRANSACTIONS

     Transactions with a Relative of Mr. Kalitta. During the period January 1, 1998 to March 27, 1998, the Company dry leased one Douglas DC-8-50 aircraft to Trans Continental Airlines, Inc. ("TRANS CONTINENTAL"), a corporation owned solely by Scott Kalitta, Mr. Kalitta's son. The lease rate was $1,000 per flight hour for the first 80 hours per month and $800 for each flight hour per month thereafter, which the Company believes represented market rates. In March 1998, Trans Continental purchased this Douglas DC-8-50 aircraft for approximately $1 million. The Company and Trans Continental arrived at this purchase price through arm's length negotiations, and the Company believes the purchase price represented the fair market value of the aircraft.

     During 1998, the Company also had three service contracts with Trans Continental, including an airframe maintenance agreement, an engine maintenance agreement and a parts exchange agreement pursuant to which the Company repaired and replaced parts for Trans Continental at the Company's cost plus 10%. During 1998, the Company and Trans Continental also had a parts master lease agreement pursuant to which Trans Continental leased aircraft parts from the Company. During 1998, Trans Continental paid the Company approximately $816,000 for aircraft and parts leases, maintenance and parts.

     Lease of Facility from an Affiliate of Mr. Kalitta. From January 1, 1998 through October 15, 1998, the Company leased an office building from Kalitta, L.L.C., a Michigan limited liability company that is 20% owned by Mr. Kalitta. The remaining 80% of Kalitta, L.L.C. is separately owned in equal shares by Mr. Kalitta's son, Scott Kalitta, and Mr. Kalitta's nephew, Doug Kalitta. During 1998, the Company paid $295,000 to Kalitta, L.L.C. in lease payments. On October 15, 1998, the Company terminated this lease.

     Promotional Activities. The Kalitta Companies have historically sponsored and generally provide all of the financial support for the racing activities of Mr. Kalitta, his son Scott Kalitta, and his nephew, Doug Kalitta, including the costs to build, maintain and transport the race cars. In return, the Kalitta Companies have received promotional benefits including placement of the names of the Kalitta Companies on the vehicles and relating promotional items, as well as the opportunity to entertain customers at racing events. In connection with the acquisition of the Kalitta Companies, Mr. Kalitta formed Kalitta Motorsports, L.L.C., which purchased the racing-related assets owned by the Kalitta Companies for $350,000. The Company has no ownership interest in this entity. The Company has agreed, however, to sponsor the racing activities of Kalitta Motorsports, L.L.C. through November 1999 in an amount of up to $2 million per year. During 1998, the Company paid Kalitta Motorsports, L.L.C. approximately $2 million for promotional activities.

     Legal Fees. Mr. Kelsey, a director of the Company, is currently the owner of Kelsey Law Offices, P.C. During 1998, the Company paid Kelsey Law Offices, P.C. approximately $490,000 for legal services rendered. From January 1, 1998 through March 31, 1998, Mr. Craig, an executive officer of the Company, was of counsel to Burke, Wright & Keiffer, P.C. During 1998, the Company paid approximately $99,000 to Burke, Wright & Keiffer, P.C. for legal services rendered.

     Purchase of Aircraft. In February 1998, Mr. Kalitta purchased a Hawker Siddeley HS-125 aircraft from the Company for $1.8 million, which represents the aircraft's appraised value.

     Lease of Aircraft Engines from an Affiliate of Mr. Kalitta. In September 1998, the Company leased four JT-9 engines from Kalitta Equipment, L.L.C., which is solely owned by Mr. Kalitta. The lease expired in January 1999. Total lease expenses during 1998 were $834,000, which the Company believes represented market rates.

     Resignation of Mr. Kalitta and Separation Agreement. On April 17, 1998, Mr. Kalitta resigned from his position as the Company's Vice Chairman and from all other officer and employee positions of the Company, including his position as Chief Executive Officer and President of Kitty Hawk International, Inc. Mr. Kalitta joined the Company upon the consummation of its November 1997 acquisition (the "ACQUISITION") of the Kalitta Companies from Mr. Kalitta.

     In connection with his resignation, the Company, Mr. Kalitta and certain other affiliated parties entered into a Separation Agreement dated April 17, 1998, which was subsequently amended on June 5, 1998 (as amended, the "SEPARATION AGREEMENT "). Since that time, the parties to the Separation Agreement entered into an Agreement dated January 21, 1999 that modified certain provisions of the Separation Agreement.

     Under these agreements, the Company, Mr. Christopher and Mr. Kalitta terminated all voting and other agreements entered into in connection with the Acquisition that ensured Mr. Christopher and Mr. Kalitta certain rights to hold and fill officer and director positions of the Company and its subsidiaries. Pursuant to these agreements, the Company granted Mr. Kalitta certain rights to demand registration ("DEMAND REGISTRATION RIGHTS") of up to 2,900,000 shares of common stock until June 30, 2000. In addition, Mr. Kalitta granted Mr. Christopher the right to vote all shares of common stock owned by Mr. Kalitta until June 30, 2000.

     Pursuant to the terms of the Separation Agreement, Mr. Kalitta amended his employment agreement with Kitty Hawk International, Inc. to provide that he will not engage in the air cargo charter management, or charter brokerage business, or in the business of ad hoc or scheduled carriage of air freight under an FAR
Part 121 or Part 135 certificate, within the United States, until April 17, 2001, either directly or indirectly, whether as an employee, agent, consultant, broker, partner, principal, owner, stockholder or otherwise (provided that he shall be permitted to purchase up to a 5% interest in any publicly traded company in any such businesses). Until April 17, 2001, Mr. Kalitta agreed:

          (1) not to serve as an employee, officer or director of, consultant to, or independent contractor for, Trans Continental;

          (2) to cause his affiliates not to, capitalize, make loans to or otherwise finance Trans Continental in excess of an aggregate principal amount of $7.5 million outstanding at any one time; and

          (3) to cause his affiliates not to, lease more than an aggregate of three aircraft of all types to Trans Continental at any one time.

     Under the terms of his amended employment agreement, Mr. Kalitta and any affiliate of Mr. Kalitta may:

          (1) buy, modify, sell and lease aircraft, aircraft engines and aircraft equipment;

          (2) deal in or with Supplemental Type Certificates, except that neither Mr. Kalitta, nor any affiliate of Mr. Kalitta, may use his or such affiliate's Supplemental Type Certificates to modify Boeing 727 aircraft from passenger to freighter configuration until April 17, 2001.

     Mr. Kalitta also has agreed to, among other things, repay certain loans owed to the Company by his affiliates, purchase certain non-airline related assets, pay future legal fees and costs associated with the litigation of certain claims the Company has against GATX-Airlog Company (in exchange for the receipt of all recoveries from such litigation) and abide by certain customary standstill provisions for a three year period.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the common stock over the period commencing October 10, 1996 (the first day after the effective date of the Company's initial public offering) and ending December 31, 1998, with the Nasdaq Market Value Index and the Media General Air Delivery/Freight Services Industry Group Index. Each index assumes $100 invested at the close of trading on October 10, 1996 and reinvestment of dividends. [PERFORMANCE GRAPH]

                                                                          Air
               Measurement Period                   Kitty Hawk,     Delivery/Freight       NASDAQ
             (Fiscal Year Covered)                      Inc.              Svcs          Market Index
10/10/96                                                       100               100               100
12/31/96                                                     74.07            109.80            104.71
12/31/97                                                    142.59            161.99            128.08
12/31/98                                                     81.48            193.27            180.64

                                   PROPOSAL 2

                        APPROVAL OF THE KITTY HAWK, INC.
                  AMENDED AND RESTATED OMNIBUS SECURITIES PLAN

GENERAL

     The Board of Directors adopted and approved the Kitty Hawk, Inc. Amended and Restated Omnibus Securities Plan effective as of September 3, 1996. Under the Omnibus Securities Plan, participants may receive incentive compensation at the discretion of the Compensation Committee.

     The Omnibus Securities Plan is being submitted for stockholder approval at the Annual Meeting because under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"), stockholder approval is necessary in order for payments to certain executive officers to be deductible by the Company for federal income tax purposes. Section 162(m) of the Code imposes a $1 million limit on the deductibility of compensation paid to certain executive officers. Stockholder approval of the Omnibus Securities Plan will enable awards made under the Omnibus Securities Plan to be excluded in calculating the $1 million limit. The provisions of the Omnibus Securities Plan are summarized below.

     Nothing in the Omnibus Securities Plan or in any award grant pursuant to it confers upon any participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of any person at any time.

     The holder of an award granted pursuant to the Omnibus Securities Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

PURPOSE

     The purposes of the Omnibus Securities Plan are:

          (1) to encourage senior and executive management of the Company and its subsidiaries, including officers and directors, to increase their efforts to make the Company more successful;

          (2) to provide an additional inducement for such employees to remain with the Company;

          (3) to reward such employees by providing stock and non-stock based compensation; and

          (4) to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries.

ELIGIBILITY

     Employees of the Company and certain of its majority owned subsidiaries (the "PARTICIPATING SUBSIDIARIES") and members of the Company's Board of Directors are eligible to be granted awards ("AWARDS"), under the Omnibus Securities Plan at the discretion of the Compensation Committee.

     In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Compensation Committee may consider:

          (1) the position, responsibilities and importance of the participant to the Company; and

          (2) such other factors as the Compensation Committee deems relevant.

SHARES

     The aggregate number of shares of common stock that may be issued pursuant to Awards under the Omnibus Securities Plan is currently 300,000 shares. However, if Proposal 3 below is approved by the stockholders at the Annual Meeting, the number of authorized shares of common stock that may be issued pursuant to Awards under the Omnibus Securities Plan will be increased to 750,000. See Proposal 3 below. The unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or an Award settled in cash in lieu of shares, shall be available for further Awards under the Omnibus Securities Plan.

ADMINISTRATION

     The Omnibus Securities Plan is interpreted and administered by the Compensation Committee of the Board of Directors, which must be comprised solely of at least two outside directors of the Company. Each member of the Compensation Committee must also be at the time of his appointment and while serving as a member thereof a "NON-EMPLOYEE DIRECTOR" as such term is defined in Rule 16b-3 promulgated under the 1934 Act.

     The Compensation Committee has full authority, in its discretion, to:

          (1) grant Awards under the Omnibus Securities Plan;

          (2) determine the participants to whom Awards shall be granted;

          (3) determine the number of shares to be covered by each Award; and

          (4) determine the nature, amount, pricing, timing and other terms of the Award.

     The types of Awards which the Compensation Committee has authority to grant consist of:

          (1) stock options (with or without reload option rights and/or cash payment rights);

          (2) stock appreciation rights;

          (3) restricted stock;

          (4) performance awards; and

          (5) other stock based and non-stock based awards.

     Each of these types of Awards is described below.

AWARDS

     Stock Options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Compensation Committee determines, except that no participant may be granted options to acquire more than 100,000 shares of common stock in any 12 month period.

     The exercise price for each stock option is determined by the Compensation Committee. Incentive stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of common stock) of the fair market value of the common stock on the date the stock option is granted. Under the Omnibus Securities Plan, fair market value of the common stock for a particular date is generally the closing price per share of the common stock on the Nasdaq National Market on such date.

     No incentive stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of certain employees owning more than 10% of the outstanding shares of common stock). Incentive stock options cannot be exercised later than three months after the termination of a participant's employment with the Company, except under certain limited circumstances.

     A stock option may be exercised in whole or in part according to the terms of the stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the participant in cash, by delivery to the Company of shares of common stock having a fair market value on the date of exercise equal to the exercise price or by any other means that the Compensation Committee determines are consistent with the Omnibus Securities Plan's purposes and applicable law. Fractional shares are not be issued upon exercise of a stock option and cannot be accepted in payment of the exercise price of an option. The Compensation Committee may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

     Subject to the foregoing and the other provisions of the Omnibus Securities Plan, stock options granted under the Omnibus Securities Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Compensation Committee.

     Stock Appreciation Rights. The Compensation Committee may in its discretion grant stock appreciation rights to participants in the Omnibus Securities Plan. Stock appreciation rights entitle the holder, upon exercise of the right, to receive cash or common stock from the Company equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the exercise price of the stock appreciation right, multiplied by the number of shares of common stock covered by the stock appreciation right, or portion thereof, which is exercised.

     Stock appreciation rights may be granted in tandem with any other Award under the Omnibus Securities Plan. In the event a stock appreciation right is granted in tandem with a stock option, the stock appreciation right will be exercisable only to the extent the related stock option is exercisable. The exercise of the stock appreciation right will result in the termination, to the extent of such exercise, of the related stock option and vice versa. A participant may not be granted stock appreciation rights which cover more than an aggregate of 100,000 shares of common stock.

     Restricted Stock. Restricted stock may be awarded by the Compensation Committee subject to such terms, conditions and restrictions as the Compensation Committee deems appropriate. Restrictions may include limitations on the right to sell, assign, transfer or dispose of the restricted stock and forfeiture of the restricted stock upon termination of employment under certain specified conditions.

     The Compensation Committee may require a participant to pay the Company an amount at least equal to the par value of the common stock awarded to the participant, and if the participant does not pay the required amount within 30 days of the date of the Award, the common stock will be forfeited by the participant. From the date a participant becomes the holder of record of restricted stock, a participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares. The number of shares that may be issued as restricted stock under the Omnibus Securities Plan is limited to an aggregate of 100,000 shares of common stock.

     Performance Awards. The Compensation Committee may make performance awards under the Omnibus Securities Plan based upon terms and conditions it deems appropriate, so long as the terms of the performance awards are consistent with the purposes of the Omnibus Securities Plan. Performance awards may be made in the form of performance units (expressed in dollars) or performance shares (expressed in shares of common stock) or such other forms as the Compensation Committee determines, to be earned based on satisfying pre-established performance criteria.

     Other Stock Based and Non-Stock Based Awards. The Compensation Committee has the authority in its discretion to make the following additional Awards under the Omnibus Securities Plan:

          (1) stock bonuses;

          (2) awards denominated in share units;

          (3) securities convertible into shares of common stock;

          (4) phantom securities whereby participants may take advantage of an appreciation in share price without actual ownership of the shares;

          (5) dividend equivalent rights whereby a participant holding an option becomes entitled to dividends and other rights that the participant would have received had the participant held the shares underlying the option; and

          (6) such other stock based and non-stock based compensation as the Compensation Committee deems appropriate.

ADJUSTMENT

     In general, in the case of a stock dividend, stock split, reverse stock split, reclassification, recapitalization, merger, reorganization, or other similar event or occurrence, of or by the Company, the Compensation Committee shall make proportionate and appropriate adjustments to the number and/or kind of shares subject to purchase or award and the purchase price under outstanding Awards to prevent the dilution or enlargement of rights. In addition, if such an event occurs, the number and/or kind of shares that may be offered under the Omnibus Securities Plan will be proportionately adjusted by the Compensation Committee.

     In general, in the event the Company dissolves, liquidates, undergoes a reorganization, merger or consolidation the result of which is that the Company is not the surviving corporation, or upon the sale of substantially all of the property or stock of the Company to another entity, then under certain circumstances, a holder of an Award will be entitled to receive the equivalent number of shares of stock, other securities, cash or property that the holder would have been entitled to receive had he or she exercised his or her Award immediately prior to such event. All Awards granted under the Omnibus Securities Plan that entitle participants to purchase securities of the Company may be canceled by the Company upon such reorganization, merger, consolidation, dissolution or liquidation of the Company, subject to each holder's right to purchase such securities for a period of 30 days immediately preceding the effective date of such event.

CHANGE OF CONTROL

     The Compensation Committee shall determine the effect of a change of control of the Company and specify such effect in Award agreements that are issued pursuant to the Omnibus Securities Plan. These effects may include, but are not limited to:

          (a) offering to purchase any outstanding Award made pursuant to the Omnibus Securities Plan from the holder for its fair market value or such value established under the Award agreement, as determined by the Compensation Committee, as of the date of the change of control; or

          (b) making adjustments or modifications to outstanding Awards as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants following such change of control.

AMENDMENT AND TERMINATION OF THE PLAN

     The Omnibus Securities Plan terminates on December 31, 2003. The Omnibus Securities Plan provides that the Company's Board of Directors may, from time to time, amend, suspend or terminate the plan without the consent of the Company's stockholders; provided that the Board shall seek stockholder approval to the extent it deems necessary to maintain an exemption under Section 162(m) of the Code. The Compensation Committee may at any time alter or amend any or all Award agreements under the Omnibus Securities Plan to comply with any laws that govern such agreements.

FEDERAL INCOME TAX CONSEQUENCES

     The Omnibus Securities Plan is not a "qualified plan" within the meaning of
Section 401 of the Code. Recipients of cash awards under the Omnibus Securities Plan will recognize ordinary income equal to the amount of the Award, and recipients of awards of common stock will recognize ordinary income equal to the fair market value of the common stock on the date of Award. Recipients of awards of common stock will also recognize short-term or long-term capital gains or losses upon the subsequent disposition of the shares of common stock.

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

     Incentive Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     Reload Option Rights. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

     Restricted Stock. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award, determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     Performance Units. A recipient of performance units will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any cash or shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient generally in the year in which the recipient receives such cash or shares of common stock. The amount of compensation income will equal the amount of cash and the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     Bonus Shares. Any shares of common stock received pursuant to an Award of bonus shares will be treated as compensation income received by the recipient generally in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Other Tax Matters. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance units following the occurrence of a change of control, in certain circumstances, may result in:

          (1) a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance units or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

          (2) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

NEW PLAN BENEFITS

     It is not possible to determine the number of shares that will be awarded under the Omnibus Securities Plan in the future to any particular individual. However, set forth below are the number of options that were granted to the persons listed below during 1998 under the terms of the Omnibus Securities Plan:

                                                                              WEIGHTED
                                                                              AVERAGE
                                                                NUMBER     PURCHASE PRICE
NAME AND POSITION                                             OF OPTIONS     PER SHARE
-----------------                                             ----------   --------------
James R. Craig, Vice President and General Counsel..........    20,000         $10.31
Richard R. Wadsworth, Senior Vice President -- Finance and
  Chief Financial Officer...................................    50,000         $16.75
All current executive officers (as a group).................    70,000         $14.91
All current directors who are not also executive officers
  (as a group)..............................................    30,000         $11.19
All employees, including non-executive officers, (as a
  group)....................................................   190,000         $10.31

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required to approve the Omnibus Securities Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 3

            APPROVAL OF AMENDMENT NO. 1 TO THE AMENDED AND RESTATED
                            OMNIBUS SECURITIES PLAN

GENERAL

     In December 1998, the Board of Directors approved Amendment No. 1 to the Omnibus Securities Plan, which increases the number of shares issuable under the plan. Upon approval of the amendment as set forth in this Proposal 3, the total number of shares of common stock reserved for issuance under the Omnibus Securities Plan will be increased from 300,000 to 750,000. As of April 23, 1999, 286,840 shares, issuable under stock options or otherwise, have been granted under the Omnibus Securities Plan. If this Proposal 3 is approved, at least 463,160 shares will remain available for future issuance. In addition, Amendment No. 1 to the Omnibus Securities Plan grants the Board of Directors the authority to exercise the powers of the Compensation Committee under the Omnibus Securities Plan. See Proposal 2 above for a summary of the terms of the Omnibus Securities Plan.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required to approve Amendment No. 1 to the Omnibus Securities Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 4

                APPROVAL OF KITTY HAWK INC. AMENDED AND RESTATED
                       ANNUAL INCENTIVE COMPENSATION PLAN

GENERAL

     Effective as of September 3, 1996, the Board of Directors adopted and approved the Incentive Compensation Plan. Under the Incentive Compensation Plan, an eligible employee may receive incentive compensation at the discretion of the Compensation Committee.

     The Incentive Compensation Plan is being submitted for stockholder approval at the Annual Meeting because under Section 162(m) of the Code, stockholder approval is necessary in order for payments under the Incentive Compensation Plan to certain executive officers to be deductible by the Company for federal income tax purposes. Section 162(m) of the Code imposes a $1 million limit on the deductibility of compensation paid to certain executive officers. Stockholder approval of the Incentive Compensation Plan will enable awards made under the Incentive Compensation Plan to be excluded in calculating the $1 million limit. The provisions of the Incentive Compensation Plan are summarized below.

     Nothing in the Incentive Compensation Plan confers upon any participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of any person at any time.

PURPOSE

     The purpose of the Incentive Compensation Plan is to further the interests of the Company by providing for the payment of incentive compensation from the profits of the Company to employees who contribute to the success of the Company.

ELIGIBILITY

     Employees who have completed at least six months of continuous full time employment with the Company, have regularly worked for the Company at least 20 hours per week and five months per calendar year, and who are actively employed by the Company on the date of an award are eligible to participate in the Incentive Compensation Plan.

LIMITS ON AWARDS

     The aggregate number of shares of common stock that may be issued under the Incentive Compensation Plan is 200,000 shares. The aggregate value of awards made under the Incentive Compensation Plan each year is limited to 10% of the Company's income before deduction of (1) income taxes (determined in accordance with generally accepted accounting principles applied on a consistent basis) and
(2) the awards that are granted for that year.

AWARDS

     Awards under the Incentive Compensation Plan may be made in the form of cash bonuses or bonuses of common stock. All awards are fully vested and nonforfeitable when made (except as described below), and cash is paid or stock certificates issued to the recipients of the awards as soon as practicable after the date of the award.

ADMINISTRATION

     The Incentive Compensation Plan is interpreted and administered by the Compensation Committee, which must be comprised solely of at least two outside directors of the Company. Each member of the Compensation Committee must also be at the time of his appointment and while serving as a member thereof a "Non-Employee Director" as such term is defined in Rule 16b-3 promulgated under the 1934 Act.

     The Compensation Committee has complete discretion to determine the amount and form of the awards made under the Incentive Compensation Plan and to continue the plan, subject to the limits described above. There is no requirement that the Compensation Committee make any award for a particular year or that the Compensation Committee make an award to each eligible participant. There is no limit on the number of shares that may be awarded to an individual participant, subject to the limit on the number of shares available for awards under the Incentive Compensation Plan.

     As a condition to receiving an award under the Incentive Compensation Plan, the Compensation Committee may require a recipient of an award of common stock to pay the Company an amount at least equal to the par value of the common stock awarded to the recipient. If the recipient does not pay the required amount within 30 days of the date of the Award, the common stock awarded will be forfeited by the participant.

ADJUSTMENT

     In general, in the case of any stock dividend, stock split, reverse stock split, reclassification, recapitalization, merger, reorganization, or other similar event or occurrence, of or by the Company, the Compensation Committee shall make proportionate and appropriate adjustments to the number and/or kind of shares that may be offered under the Incentive Compensation Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The Incentive Compensation Plan provides that the Company's Board of Directors may, from time to time, amend or terminate the Incentive Compensation Plan without the consent of the Company's stockholders. The Incentive Compensation Plan continues in the event of a merger, consolidation or acquisition in which the Company is not the surviving corporation, unless the successor or acquiring corporation elects to terminate the Incentive Compensation Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The Incentive Compensation Plan is not a "qualified plan" within the meaning of Section 401 of the Code. Recipients of cash awards under the Incentive Compensation recognize ordinary income equal to the amount of the award. Recipients of awards of common stock recognize ordinary income equal to the fair market value of the common stock on the date of award. Employees who choose to hold an award of common stock for a period of time also recognize short-term or long-term capital gains or losses upon the subsequent disposition of the shares.

     The Company is entitled to report as a compensation expense an amount equal to the amount awarded in cash or the fair market value of the shares awarded. The Company is required to withhold federal, state or local taxes at applicable rates from awards made, and under certain circumstances the Company may satisfy its withholding obligations by withholding appropriate amounts from other compensation payable by the Company to the recipient of the award.

     The foregoing summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

NEW PLAN BENEFITS

     It is not possible to determine the amount of cash bonuses or number of shares that will be awarded in the future under the Incentive Compensation Plan to any particular individual. However, set forth below are the amount of cash bonuses that were granted to the persons listed below during 1998 under the terms of the Incentive Compensation Plan.

NAME AND POSITION                                             CASH BONUS
-----------------                                             ----------
M. Tom Christopher, Chairman of the Board and Chief
  Executive Officer.........................................  $  110,000
Tilmon J. Reeves, Chief Operating Officer and President.....      90,000
Richard R. Wadsworth, Senior Vice President -- Finance,
  Chief Financial Officer and Secretary.....................      80,000
All current executive officers (as a group).................     280,000
All employees, including non-executive officers, (as a
  group)....................................................  $2,517,000

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required to approve the Incentive Compensation Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 5

                         APPROVAL OF AMENDMENT NO. 1 TO
             THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Board of Directors has approved Amendment No. 1 to the Employee Stock Purchase Plan, which increases the number of shares issuable under the plan. Upon approval of Amendment No. 1 as set forth in this Proposal 5, the total number of shares of common stock reserved for issuance under the Employee Stock Purchase Plan will be increased from 100,000 to 500,000. As of April 23, 1999, 88,190 shares have been issued under the Employee Stock Purchase Plan. If this Proposal 5 is approved, 411,810 shares will remain available for future issuance. The Employee Stock Purchase Plan is intended to qualify under the Code as an "employee stock purchase plan."

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote is required to approve Amendment No. 1 to the Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

                    SUMMARY OF EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     Effective as of September 3, 1996, the Board of Directors adopted and approved the Employee Stock Purchase Plan. The Employee Stock Purchase Plan may be terminated by the Board of Directors of the Company at any time. The Company may use all of the funds it receives or holds under the Employee Stock Purchase Plan for general corporate purposes.

     Nothing in the Employee Stock Purchase Plan confers upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment of any person at any time.

PURPOSE

     The purpose of the Employee Stock Purchase Plan is to encourage employees of the Company to acquire an ownership interest in the Company through the purchase of shares of common stock of the Company on a tax-favored basis. The Employee Stock Purchase Plan is intended to enhance stockholder value by aligning employee efforts with the financial success of the Company. The Employee Stock Purchase Plan is also intended to enhance employee benefits and improve employee retention through the use of a convenient payroll-based savings vehicle that is tax-favored.

SHARES

     The current aggregate number of shares of common stock which may be issued under the Employee Stock Purchase Plan is 100,000 shares, subject to proportionate adjustment in the event of stock splits and similar events.

ADMINISTRATION

     The Employee Stock Purchase Plan is interpreted and administered by the Compensation Committee, which must be comprised solely of at least two outside directors of the Company. Each member of the Compensation Committee must also be, at the time of his appointment and while serving as a member thereof, a "Non-Employee Director" as such term is defined in Rule 16b-3 promulgated under the 1934 Act.

ELIGIBILITY

     Subject to certain limitations, all employees of the Company who have completed at least one year of service, work at least 20 hours a week and are employed by the Company for at least five months per calendar year are eligible to participate in the Employee Stock Purchase Plan. Participation in the Employee Stock Purchase Plan is voluntary.

AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

     The Employee Stock Purchase Plan provides that the Company's Board of Directors may, from time to time, amend the Employee Stock Purchase Plan without the consent of the Company's stockholders.

STOCK PURCHASES

     The Employee Stock Purchase Plan provides for a participant to be able to purchase common stock at a discount from the market price of the common stock. The stock available to be purchased under the Employee Stock Purchase Plan is offered in two six-month "offering periods" per year, starting on January 1 and July 1. The purchase price for a share of stock in an offering period is the lesser of (1) 85% of the fair market value of the common stock on the "exercise date" or (2) 85% of the fair market value of the common stock on the immediately preceding "offering commencement date." The first day of the offering period is the offering commencement date and the last day of the offering period is the exercise date. The fair market value of a share is the closing price per share as reported on the Nasdaq National Market on the exercise date or previous offering commencement date, whichever is applicable, or the nearest prior business day on which trading occurs.

     Participants accumulate funds to purchase the stock through their payroll deductions. The Company credits a participant's plan account with the funds withheld each payroll period. On each exercise date, the participant's plan account is used to purchase the maximum number of shares as the money that has accumulated in the participant's plan account will allow, subject to limitations under the Code and the Employee Stock Purchase Plan.

ADJUSTMENT

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option to purchase shares then outstanding under the Employee Stock Purchase Plan will thereafter be entitled to receive at the next exercise date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one share was entitled to receive upon and at the time of such transaction. Alternatively, the Compensation Committee may designate that the dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that immediately prior to such dissolution or liquidation, each participant shall be repaid the payroll deductions credited to the participant's account without interest.

CERTAIN FEDERAL INCOME TAX ASPECTS

     The following summary is based on current federal income tax laws and regulations and are subject to change if the tax laws and regulations or interpretation thereof change. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

     In general, no federal income tax will be recognized by a participant and no deduction will be allowed to the Company at the time the stock is offered to the participant or the date the stock is purchased on behalf of the participant. When the stock purchased under the Employee Stock Purchase Plan is sold, provided the participant holds the stock for more than two years from the date of the offering and more than one year from the date of purchase, the participant will recognize long-term capital gain or loss. If these holding period requirements under the Code are not satisfied, the sale of stock is treated as a "disqualifying disposition." If the purchase price of the stock is less than 100% of the fair market value of the stock at the date of the disqualifying disposition, the participant will also recognize ordinary income on the date the stock is sold.

     Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the stock sold. The Company may claim a deduction at the time of a disqualifying disposition equal to the amount of the ordinary income the participant realizes.

NEW PLAN BENEFITS

     It is not possible to determine the number of shares that will be purchased under the Employee Stock Purchase Plan in the future by any particular individual. However, set forth below are the number of shares of stock that were purchased by the persons listed below during 1998 under the terms of the Employee Stock Purchase Plan:

                                                              NUMBER
NAME AND POSITION                                            OF SHARES
-----------------                                            ---------
James R. Craig, Vice President and General Counsel........     1,471
All current executive officers as a group.................     1,471
All employees, including non-executive officers, (as a
  group)..................................................    77,635

                                   PROPOSAL 6

                        APPROVAL OF THE KITTY HAWK, INC.
                        1999 EXECUTIVE STOCK OPTION PLAN

GENERAL

     On February 24, 1999, the Board of Directors adopted and approved the 1999 Executive Option Plan, subject to stockholder approval. Under the 1999 Executive Option Plan, key executives of the Company or its subsidiaries may receive incentive compensation at the discretion of the Compensation Committee.

     The 1999 Executive Option Plan is being submitted for stockholder approval at the Annual Meeting for two reasons. First, under Section 162(m) of the Code, stockholder approval is necessary in order for payments under the 1999 Executive Option Plan to certain executive officers to be deductible by the Company for federal income tax purposes. Section 162(m) of the Code imposes a $1 million limit on the deductibility of compensation paid to certain executive officers. Stockholder approval of the 1999 Executive Option Plan will enable awards made under the 1999 Executive Option Plan to be excluded in calculating the $1 million limit. Second, under the Code, stockholder approval is required to grant incentive stock options under the 1999 Executive Option Plan. The provisions of the 1999 Executive Option Plan are summarized below.

     Nothing in the 1999 Executive Option Plan or in any award granted pursuant to the 1999 Executive Option Plan confers upon any participant any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate the employment or services of any person at any time.

     The holder of an award granted pursuant to the 1999 Executive Option Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

PURPOSE

     The purpose of the 1999 Executive Option Plan is to provide key executives with a proprietary interest in the Company through the granting of stock options which are intended to:

          (1) further align the interests of key executives with the interests of the Company's stockholders;

          (2) furnish an incentive to key executives to continue their employment with the Company; and

          (3) provide a means through which the Company may attract key executives.

ELIGIBILITY

     Employees of the Company and its subsidiaries are eligible to be granted awards under the 1999 Executive Option Plan, at the discretion of the Compensation Committee.

     In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an award and the type or types of awards to be made, the Compensation Committee may consider the employee's contribution to the Company's success.

SHARES

     The aggregate number of shares of common stock which may be issued under the 1999 Executive Option Plan is 500,000 shares. Shares that by reason of the unexercised expiration or termination of a stock option are no longer subject to purchase may be reoffered under the 1999 Executive Option Plan. To date, a non-qualified stock option to acquire 400,000 shares of common stock has been granted to Mr. Reeves under the 1999 Executive Option Plan. See New Plan Benefits below.

ADMINISTRATION

     The 1999 Executive Option Plan will be interpreted and administered by the Compensation Committee of the Board of Directors, which must be comprised solely of at least two outside directors of the Company. Each member of the Compensation Committee must also be at the time of his appointment and while serving as a member thereof a "Non-Employee Director" as such term is defined in Rule 16b-3 promulgated under the 1934 Act and an "outside director" under
Section 162(m) of the Code.

     The Compensation Committee will have full authority, in its discretion:

          (1) to grant awards under the 1999 Executive Option Plan;

          (2) to determine the key executives to whom awards shall be granted, the number of shares to be covered by each award and the nature, amount, pricing, timing, acceleration and other terms of awards; and

          (3) to construe the 1999 Executive Option Plan.

STOCK OPTIONS

     Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Compensation Committee may determine, except that no participant may be granted options for more than 400,000 shares of common stock in any year.

     The exercise price for each stock option will be determined by the Compensation Committee. Incentive stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding shares of common stock) of the fair market value of the common stock on the date the incentive stock option is granted. Under the 1999 Executive Option Plan, fair market value for a particular date is generally the average last trade value of the common stock for the five trading days preceding the date of determination.

     No incentive stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of certain employees owning more than 10% of the outstanding shares of common stock).

     To the extent required by the Code for incentive stock options, the exercise of incentive stock options granted under the 1999 Executive Option Plan shall be subject to the $100,000 calendar year limit as set forth in the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the excess portion of such stock option shall be deemed a non-qualified stock option.

     A stock option may be exercised in whole or in part according to the terms of the stock option agreement. The exercise price for each stock option may be paid by the participant in cash, by delivery to the Company of shares of common stock having a fair market value on the date of exercise equal to the exercise price, or by any other means the Compensation Committee determines are consistent with the 1999 Executive Option Plan's purposes and applicable law.

     Subject to the foregoing and the other provisions of the 1999 Executive Option Plan, stock options granted under the 1999 Executive Option Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined in the Compensation Committee's discretion.

TERMINATION

     Except with respect to incentive stock options, in the event a participant shall cease to be employed by the Company or a subsidiary for any reason other than death or termination for cause, such participant's stock options may be exercised by the participant for the period set forth in the participant's stock option agreement or until expiration of the applicable option period (if sooner). Incentive stock options cannot be exercised later than three months after the termination of a participant's employment with the Company, except under certain circumstances. In addition, upon a termination for cause, the option period for all options shall terminate immediately and the stock option shall not be exercisable after the termination for cause.

     In the event of a participant's death while employed, the participant's incentive stock options shall terminate no later than 12 months after the participant's death and all unmatured installments of non-qualified stock options shall thereupon automatically be accelerated and exercisable in full for a period of 12 months after the participant's death, or until expiration of the option period (if sooner).

ADJUSTMENT

     In general, in the case of any stock dividend, stock split, share combination, or exchange of shares of common stock by the Company, the Compensation Committee shall make proportionate and appropriate adjustments to the number and kind of shares subject to purchase and the exercise price under outstanding stock options to prevent the dilution or enlargement of rights. In addition, if such an event occurs, the number of shares that may be offered under the 1999 Executive Option Plan and the maximum number of shares that may be granted to a participant in a fiscal year will be proportionately adjusted by the Compensation Committee.

     If the Company is the surviving or resulting corporation in any merger or consolidation, any outstanding stock option granted under the 1999 Executive Option Plan shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of common stock subject to the stock option would have been entitled.

     In general, in the event the Company dissolves, liquidates, undergoes a reorganization, merger or consolidation in which it is not the surviving operation, or sells substantially all of its assets, there may be substituted for each share of common stock subject to the unexercised portion of an outstanding stock option that number of shares of each class of stock or other securities or that amount of cash, property or assets that the participant would have received on a per share basis had such participant's stock option been exercised in full prior to such event. Notwithstanding the foregoing, however, the Board, in its sole discretion, may cancel all stock options at least 30 days prior to the effective date of any such liquidation or dissolution of the Company, any reorganization, merger or consolidation, or any such proposed sale of substantially all of the assets of the Company. In such case, the Board must give notice to each holder of stock options under the 1999 Executive Option Plan of the Board's intention to cancel his stock options and permit the holder to purchase any of the shares subject to such outstanding stock options, including shares as to which such stock options would not otherwise be exercisable, during the 30 day period following the delivery of the Board's notice.

     In the event that the Company shall, at any time prior to the expiration of any stock option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced in proportion to the percentage reduction in the tangible book value of the shares of the common stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution. However, in no event shall any adjustment of exercise prices in accordance with the terms of the 1999 Executive Option Plan result in any exercise prices being reduced below the par value per share of the common stock.

CHANGE OF CONTROL

     In the event of a change in control of the Company, all unmatured installments of stock options outstanding shall thereupon automatically be accelerated and exercisable in full.

AMENDMENT AND TERMINATION OF THE PLAN

     The 1999 Executive Option Plan will terminate on January 31, 2009 unless sooner terminated. The 1999 Executive Option Plan provides that the Company's Board of Directors may, from time to time, amend, suspend or terminate the plan without the consent of the Company's stockholders; provided, that no amendment which requires stockholder approval in order for the 1999 Executive Option Plan to continue to comply with Section 162(m) or Section 422 of the Code shall be effective unless such amendment is approved by the stockholders of the Company. The Compensation Committee may at any time alter or amend any or all stock option agreements under the 1999 Executive Option Plan to comply with any laws that govern such agreements.

FEDERAL INCOME TAX CONSEQUENCES

     The 1999 Executive Option Plan is not a "qualified plan" within the meaning of the Code. Recipients of cash awards under the 1999 Executive Option Plan will recognize ordinary income equal to the amount of the award; recipients of awards of common stock will recognize ordinary income equal to the fair market value of the common stock on the date of award. Employees will also recognize capital gain or loss upon the subsequent disposition of the shares of common stock.

     In certain cases, the Company will be entitled to report as a compensation expense an amount equal to the amount awarded in cash or the fair market value of the shares awarded. The Company is required to withhold federal, state or local taxes at applicable rates from awards made, and under certain circumstances the Company may satisfy its withholding obligations by withholding appropriate amounts from other compensation payable by the Company to the recipient of the award.

     The foregoing statements are based upon current federal income tax laws and regulations and are subject to change if the tax laws and regulations or interpretations thereof change. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences.

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of awards under present law.

     Incentive Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     Non-Qualified Stock Options. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     Other Tax Matters. The exercise by a recipient of a stock option, following the occurrence of a change of control, in certain circumstances, may result in
(1) a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise and (2) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

NEW PLAN BENEFITS

     In February 1999, the Company granted a non-qualified stock option to Mr. Reeves to acquire 400,000 shares of common stock. The option is subject to stockholder approval of the 1999 Executive Option Plan. The exercise price of this stock option is $16.75 per share. The stock option vested as to 200,000 shares on February 24, 1999 and vests as to an additional 100,000 shares on each of February 24, 2000 and 2001. The stock option expires on February 24, 2009. Other than such grant, it is not possible to determine the number of shares that will be awarded under the 1999 Executive Option Plan in the future to any particular individual.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote is required to approve the 1999 Executive Option Plan.

     Mr. Christopher has irrevocably agreed to vote all shares of common stock that Mr. Christopher is entitled to vote in favor of the approval of the 1999 Executive Option Plan. Because of this agreement, the approval of the 1999 Executive Option Plan is assured.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                                   PROPOSAL 7

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP as the independent public accountants of the Company for 1999, subject to stockholder ratification. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the 1934 Act, in order for stockholder proposals to receive consideration for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders, such proposals must be received by the Company at its principal executive offices no later than December 31, 1999. Such proposals should be directed to Kitty Hawk, Inc., 1515 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261,
Attention: Chief Executive Officer.

     The Company's Amended and Restated Bylaws (the "BYLAWS") also provide that no business may be brought before an annual meeting except (1) pursuant to the Company's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a stockholder who is a stockholder of record at the time of giving notice as provided in the next sentence, who is entitled to vote at the meeting and who complies with the notice procedures set forth in the Bylaws. For notice to be given timely, a stockholder must give written notice to the Secretary of the Company not more than 180 days nor less than 120 days before the first anniversary of the preceding year's annual meeting. For the 2000 Annual Meeting of Stockholders, the Secretary of the Company must receive written notice on or after November 30, 1999 and on or before January 29, 2000.

                                    GENERAL

     The 1998 Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-K, has been mailed to the Company's stockholders with this mailing. The Annual Report does not form any part of the material for the solicitation of proxies.

     The expense of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegram. The Company may request brokers, dealers or other nominees to send proxy materials to and obtain proxies from their principals and the Company may reimburse such persons for their reasonable expenses.

     Management knows of no other matter that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                                  /s/ M. TOM CHRISTOPHER

                                                    M. TOM CHRISTOPHER
                                           Chairman and Chief Executive Officer

April 28, 1999

                                                                      APPENDIX A

                                KITTY HAWK, INC.

                  AMENDED AND RESTATED OMNIBUS SECURITIES PLAN

                            DATED SEPTEMBER 3, 1996

                               TABLE OF CONTENTS

Article I     Amendment and Restatement; Purpose..........................   A-1
Article II    Definitions.................................................   A-1
Article III   Eligibility.................................................   A-2
Article IV    Awards......................................................   A-2
Article V     Award Agreements............................................   A-5
Article VI    Shares Subject to the Plan..................................   A-6
Article VII   Administration..............................................   A-7
Article VIII  Adjustments Upon Changes in Capitalization..................   A-8
Article IX    Change of Control...........................................   A-9
Article X     Rights of Employees.........................................   A-9
Article XI    Compliance with Applicable Legal Requirements...............  A-10
Article XII   Amendment and Termination...................................  A-10
Article XIII  Unfunded Plan...............................................  A-10
Article XIV   Limits of Liability.........................................  A-10
Article XV    Miscellaneous...............................................  A-11

                                   ARTICLE I

                       AMENDMENT AND RESTATEMENT; PURPOSE

     Effective this September 3, 1996, Kitty Hawk, Inc. (the "Company") adopts this Amended and Restated Omnibus Securities Plan (the "Plan"), which amends, restates and supersedes in its entirely the 1994 Omnibus Securities Plan that was adopted by the Company as of June 28, 1996 (the "Effective Date"), to benefit the Company's stockholders by creating a flexible "omnibus" vehicle to provide a variety of medium and long-term incentive compensation opportunities to senior and executive management of the Company. In doing so, the Plan provides an important link between the compensation of senior and executive management and Company performance. The Awards under the Plan will compensate management for the creation of shareholder value. In this way the Plan is intended to encourage and reward superior performance by individuals whose performance is a key element in achieving the Company's continued financial and operational success. In addition, the Plan will assist the Company recruit, reward, retain, and motivate management to achieve the Company's mission of being a top performer in its industry by rewarding the creation of shareholder value.

                                   ARTICLE II

                                  DEFINITIONS

     2.1  "Award" or "Awards" means an award granted pursuant to Article IV.

     2.2 "Award Agreement" means an agreement described in Article V entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     2.5 "Committee" means the Compensation Committee of the Board, which shall be comprised solely of no less than two outside directors. For this purpose, the term "outside director" means a director of the Board who (i) is not an Employee or a former Employee of the Company, (ii) has never served as an officer of an entity currently affiliated with the Company, and (iii) is not paid remuneration (as defined in regulations under Code Section 162(m)) from the Company, directly or indirectly, in any capacity other than as a director. Each member of the Committee at the time of his appointment to the Committee and while he is a member thereof, must also be a "Non-Employee Director" as that term is defined in Rule 16b-3 promulgated under the Exchange Act.

     2.6 "Company" means Kitty Hawk, Inc., a Delaware corporation or any successor corporation.

     2.7 "Employee" means any individual who is an employee of the Company or any Participating Affiliate, or a member of the Board.

     2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     2.9 "Fair Market Value" of a Share means the value of a Share as of any date, determined as follows:

          (a) if the Shares are listed on a national securities exchange or if last sales prices are reported for the Shares as of such date, the closing price per Share as reported on such date;

          (b) if the Shares are not listed on a national securities exchange and last sale prices are not reported for the Shares, but the Shares are traded in the over-the-counter market, the mean between the closing bid and asked prices per Share on such date; or

          (c) if there is no generally recognized market for the Shares as of such date, the fair market value per Share as determined in good faith by the Committee.

     2.10  "Insider" means any person who is subject to Section 16.

     2.11 "Participant" means an Employee who has been designated by the Committee to be eligible for an Award pursuant to this Plan.

     2.12 "Participating Affiliate" means a subsidiary of the Company, of which the Company beneficially owns, directly or indirectly, more than fifty percent (50%) of the aggregate voting power of all outstanding classes and series of stock, and which has one or more employees designated by the Committee to be eligible for an Award pursuant to this Plan.

     2.13 "Performance Awards" means performance-based compensation as described in Section 162(m) of the Code.

     2.14 "Restricted Stock" means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.4.

     2.15 "Restricted Stockholder" means any person who (i) is the beneficial owner (as such term is defined in Rule 16a-1 promulgated under the Exchange Act) often percent or more of the outstanding Shares or any other class of equity securities of the Company registered under Section 12 of the Exchange Act, and
(ii) is not an officer or director of the Company.

     2.16 "Retirement" means termination of employment with the Company or a Participating Affiliate upon attainment of normal retirement age of sixty-five
(65), or as otherwise determined under the Kitty Hawk, Inc. 401(k) Savings Plan, or the applicable retirement plan of a Participating Affiliate.

     2.17 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16, as amended effective November 1, 1996 by Release No. 34-37260.

     2.18 "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

     2.19 "Share" means a share of common stock (par value $0.01) of the Company.

     2.20 "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of Shares which may be issued under Section 4.3.

     2.21 "Stock Option" means a right to purchase Shares and includes Incentive Stock Options and Non-Qualified Options as defined in Section 4.2.

                                  ARTICLE III

                                  ELIGIBILITY

     Awards may be granted only to Employees who are designated as Participants from time to time by the Committee. The Committee shall consider an individual's position, responsibilities, and importance to the Company among other factors in determining which Employees shall be Participants. The types of Awards to be made to Participants and the terms, conditions, and limitations applicable to the Awards are left to the sole discretion of the Committee, subject to the terms of the Plan. The Committee's decision as to eligibility and the nature and timing of Awards under the Plan is final.

                                   ARTICLE IV

                                     AWARDS

     4.1 Awards shall be made in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and other types of Awards described in Section 4.6 hereof. Subject to the other provisions of this Plan, Awards may also be granted individually, in combination, or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

     4.2 A Stock Option is a right to purchase a specified number of Shares at a specified price during such specified time as the Committee shall determine.

          (a) Stock Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or of a type that does not comply with such requirements ("Non-Qualified Stock Options"); provided, however, that the aggregate number of Shares which may be offered for purchase pursuant to Incentive Stock Options under this Plan shall not exceed three hundred thousand (300,000) Shares, and that the aggregate number of Shares which may be offered to any Employee during any calendar year shall not exceed one-hundred thousand (100,000) Shares.

          (b) The exercise price per Share of any Stock Option shall be determined by the Committee and set forth in the Award Agreement. However, a Stock Option granted to a "covered employee" as defined in Section 162(m) of the Code shall not have an exercise price less than the Fair Market Value of a Share on the date the Stock Option is granted.

          (c) A Stock Option may be exercised, in whole or in part, by the giving of written notice of exercise to the Company specifying the number of Shares to be purchased.

          (d) The exercise price of the Shares subject to the Stock Option may be paid in cash or may also be paid by the tender of Shares already owned by the Participant (to the extent permitted by Rule 16b-3), or through a combination of cash and Shares, or through such other means the Committee determines are consistent with the Plan's purpose and applicable law. No fractional Shares will be issued or accepted.

          (e) If an Incentive Stock Option is granted to a Participant who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value per Share on the date such stock option is granted.

     No portion of any Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such stock option is granted. However, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary) and an Incentive Stock Option is granted to such Participant, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date such option is granted.

     Upon termination of Participant's employment, the Participant may not exercise any Incentive Stock Option later than three (3) months after his termination of employment, except in the case of death or disability as provided under Section 5.1(a)(ii).

     If Shares acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the date such Incentive Stock Option is granted or one (1) year from the transfer of Shares to the Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within in the meaning of Section 422 of the Code.

     The Committee may not grant Incentive Stock Options under the Plan to any Participant which would permit the aggregate Fair Market Value (determined on the date such Stock Option is granted) of the Shares with respect to which Incentive Stock Options under this and any other plan of the Company and its subsidiaries) are exercisable for the first time by such Participant during any calendar year to exceed one hundred thousand dollars ($100,000).

     4.3 A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or Shares under the terms and conditions as the Committee shall determine.

The Committee shall make all Stock Appreciation Rights awarded to Insiders subject to Section 16 and shall include such terms and conditions in the Award Agreements so as to comply with Section 16.

          (a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan; provided, however, the aggregate number of Shares with respect to which such Stock Appreciation Rights may be granted to any Participant shall not exceed one hundred thousand (100,000) Shares. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

          (b) The amount payable in cash and/or Shares with respect to each right shall be equal in value to the amount by which the Fair Market Value per Share on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable exercise price shall be established by the Committee, but must be equal to or greater than the Fair Market Value on the date of grant if granted to a "covered employee" as defined in
     Section 162(m) of the Code. The amount payable in Shares, if any, is determined with reference to the Fair Market Value on the date of exercise.

          (c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the Stock Appreciation Right, the Stock Option issued in tandem with the Stock Appreciation Right shall automatically terminate, to the extent of such exercise, and the Participant shall surrender to the Company such Stock Option, whereupon agreements evidencing the unexercised portions of such Stock Appreciation Rights and Stock Options will be issued to such Participant, if applicable. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Option, to the extent of such exercise, whereupon agreements evidencing the unexercised portions of Stock Appreciation Rights and Stock Options will be issued to such Participant, if applicable.

     4.4 Shares of Restricted Stock are Shares that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. As a condition to any Award hereunder, the Committee may require a Participant to pay to the Company an amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded to him or her. Any such Restricted Stock Award shall automatically expire if not purchased in accordance with the Committee's requirements, if any, within thirty (30) days after the date of grant. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock for which the Participant is the holder of record, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Restricted Stock. The Committee shall have the discretionary authority to determine the total number of Shares available for Awards under the Plan as Restricted Stock to be issued during the duration of the Plan, however, the maximum number of Shares that may be issued to any Participant or Participants as Restricted Stock under the Plan shall not exceed one hundred thousand (100,000) Shares.

     4.5 Performance Awards may be granted under this Plan from time to time based on the terms and conditions as the Committee deems appropriate (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards which the Committee shall determine. For this purpose, "performance shares" are grants of Shares based on satisfying preestablished Company performance criteria set by the Committee. "Performance Units" are cash allotments of dollar-denominated units whose payment or value is contingent on performance as measured against predetermined objectives over a multi-year period of time. The Committee shall determine the performance measurements and criteria for such Performance Awards.

     4.6 The Committee may from time to time grant (i) Shares, (ii) other stock-based and non-stock-based Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, (iii) Awards denominated in Share units, (iv) securities convertible into Shares, (v) phantom securities (whereby Participants can take advantage in the appreciation of Share prices without actual ownership of Shares), (vi) dividend equivalents (whereby a Participant becomes entitled through the use of a derivative security attached to an option to dividends and other rights derived from the underlying Shares had the Participant owned such Shares), and
(vii) other forms or derivatives related to the Shares as it deems appropriate. The Committee shall determine the terms and conditions of such other stock, stock-based, and non-stock based Awards (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

                                   ARTICLE V

                                AWARD AGREEMENTS

     5.1 Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as determined by the Committee.

          (a) Award Agreements shall include the following terms:

             (i) A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Company, including, but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances. For this purpose, the term "Disability" shall have the same meaning as it is given in the Kitty Hawk, Inc. 401(k) Savings Plan.

             (ii) A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in
        Article VIII, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

             (iii) A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in Shares or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee (and with respect to Insiders, compliance with Section 16), Shares or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of Shares does not violate any applicable laws, rules, or regulations of federal, state, or local authorities. The number of Shares or other securities to be deducted shall be determined by reference to the Fair Market Value of such Shares or the fair market value of such other securities as determined by the Committee, on the applicable date.

             (iv) In the discretion of the Committee, a provision requiring a holding period. In the case of an Award to Restricted Stockholder:

                (A) of an equity security, a provision stating (or the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or

                (B) of a derivative security with a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

                (C) of a derivative security without a fixed exercise price within the meaning of Section 16, if necessary to comply with Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

          (b) Award Agreements may include the following terms:

             (i) Any provisions

                (A) permitting, subject to the provisions of Section 16 applicable to Insiders, the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms (including the grant of reload options, which provide for granting of options with an exercise price equal to the then Fair Market Value of a Share upon the tender by a Participants of Shares already owned to exercise an outstanding option), or

                (B) requiring holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

             (ii) Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, payment provisions, vesting provisions, deferrals, any requirements for continued employment with the Company, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, effect on the Award of a Change of Control as defined in Article IX, and the price, amount or value of Awards. Award Agreements may also contain such other terms as may be necessary to comply with Section 16.

                                   ARTICLE VI

                           SHARES SUBJECT TO THE PLAN

     6.1 Subject to the adjustment provisions of Article VIII, the number of Shares for which Awards may be granted under the Plan shall not exceed three hundred thousand (300,000) Shares.

     6.2 To the extent permitted by Section 16, any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award, or Awards settled in cash in lieu of Shares, shall be available for further Awards in addition to those available under Section 6.1.

     6.3 For the purpose of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares or other securities, where appropriate:

          (a) except as provided in (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Stock Option;

          (b) except as provided in (e) of this Section, each other stock-based Award payable in a security other than Shares shall be deemed to be equal to the number of Shares to which it relates;

          (c) except as provided in (e) of this Section, where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be determined by reference to Section 16 and the rules promulgated thereunder, or in the absence of any such applicable rules, determined by the Committee in good faith;

          (d) where one or more types of Awards (both of which are payable in Shares or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels an equal number of Shares of the other, the amount outstanding under the tandem Award shall be deemed to be equal to the greater number of Shares issuable under either Award; and

          (e) each security awarded or deemed to be awarded under the preceding subsections of this Section 6.3 shall be treated as a Share, even if the Award is for a security other than a Share.

     Additional rules for determining the number of Shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

     6.4 The Shares or other stock which may be issued pursuant to an Award under the Plan may be treasury or authorized, but unissued stock, or stock may be acquired, subsequently or in anticipation of the transaction, in the open market or in private transactions to satisfy the requirements of the Plan.

                                  ARTICLE VII

                                 ADMINISTRATION

     7.1 A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

     7.2 The Committee will be responsible for declaring the material terms under which the Performance Awards are to be paid, including performance goals. Prior to the payment of a performance-based Award, the Committee shall certify that the predetermined performance goals and any other material terms were in fact satisfied.

     7.3 The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

     7.4 The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other securities, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

     7.5 It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Insiders are concerned.

     7.6 The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to Insiders including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material terms of such Awards.

     7.7 In the case of Awards that are intended to be Performance Awards, before any such Performance Award is granted to a "covered employee" as defined in Code Section 162(m), the Committee shall disclose to the shareholders and the shareholders must approve the material terms of the award, including:

          (a) A description of the class of employees who are eligible to participate in the Plan.

          (b) A general description of the business criteria on which the performance goals are based.

          (c) Either the formula for computing the compensation or the maximum dollar amount that will be paid if the performance goal is satisfied.

          (d) Such other information as the Committee deems necessary to comply with the requirements under Section 162(m) of the Code.

                                  ARTICLE VIII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     8.1 If, while any Awards are outstanding, the outstanding Shares are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares which are subject to purchase or award under outstanding Awards and in the purchase price or prices applicable to such outstanding Awards in order to prevent the dilution or enlargement of rights. In addition, in any such event, the number and/or kind of Shares which may be offered under the Plan shall also be proportionately adjusted to the same end. This Plan does not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital structure, to merge or consolidate, to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     8.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each Award, then outstanding under the Plan, will thereafter be entitled to receive with respect to such Award, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction, upon payment of the purchase price required by the terms of the award, if any. Notwithstanding the foregoing, however, any Award under this Plan that entitles an Employee to purchase securities of the Company may be canceled by the Company as of the effective date of any such reorganization, merger, or consolidation, or of any dissolution or liquidation of the Company, by giving notice to the Employee or his personal representative of the Company's intention to do so and by permitting the Employee to pay any amounts that would otherwise be due under the terms of an Award Agreement to obtain securities available to the Employee as an Award during the thirty (30) day period next preceding such effective date.

     8.3 In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of this Plan.

     8.4 To the extent that the foregoing adjustments relate to Awards, Shares, or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding, and conclusive.

     8.5 Except as expressly provided in this Article, the Participant shall have no right to any adjustment of the number or price of Shares subject to any Award under the Plan by reason of any subdivision or consolidation of shares of any class or the payment of any dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and except as provided, any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Award.

     8.6 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IX

                               CHANGE OF CONTROL

     9.1 The Committee shall determine the effect of a Change of Control and specify such effect in Award Agreements that are issued pursuant to the Plan. These effects may include, but are not limited to:

          (a) offering to purchase any outstanding Award made pursuant to this Plan from the holder for its Fair Market Value or such value established under the Award Agreement, as determined by the Committee, as of the date of the Change of Control; or

          (b) making adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change of Control.

     9.2 For the purposes of this Section, a "Change of Control" shall mean the earliest date on which any of the following events shall occur:

          (a) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Shares immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or any lease, exchange, or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company;

          (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

          (c) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Exchange Act) or any "group" (as such term is used in Rule 13d-5 promulgated under the Exchange Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the Exchange Act, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the Company's then outstanding securities having the right to vote in the election of directors; or

          (d) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                                   ARTICLE X

                              RIGHTS OF EMPLOYEES

     10.1 Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.

     10.2 Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.

                                   ARTICLE XI

                 COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS

     11.1 No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time, or any successor statute, the Exchange Act and the requirements of the exchanges or interdealer quotation systems on which the Shares may, at the time, be listed or quoted.

     11.2 Anything in this Plan to the contrary notwithstanding, if, at anytime specified herein for the issue of Shares or other securities to a Participant, any law, or any regulation or requirement of the Securities and Exchange Commission or any other governmental authority having jurisdiction shall require either the Company or the Participant to take any action in connection with the Shares or Awards then to be issued, the issue of the Shares or Awards shall be deferred until the action shall have been taken; however, the Company shall have no liability whatsoever as a result of the non-issuance of the Shares or Awards, except to refund to Participant any consideration tendered in respect of the purchase price.

                                  ARTICLE XII

                           AMENDMENT AND TERMINATION

     The Board may at any time amend, suspend, or terminate the Plan (provided that the Board shall seek stockholder approval of any amendments to the extent it deems necessary to maintain an exemption from Section 162(m) of the Code). The Committee may at any time alter or amend any or all Award Agreements under the Plan to comply with any laws that govern such agreements. However, no such action may, without further approval of the stockholders of the Company, be effective if such approval is required in order that transactions in Company securities under the Plan, as they relate to Insiders, be exempt from the operation of Section 16(b) of the Exchange Act.

                                  ARTICLE XIII

                                 UNFUNDED PLAN

     The Plan shall be unfunded. Neither the Company, Board of Directors, nor the Committee shall be required to segregate any assets that may at anytime be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.

                                  ARTICLE XIV

                              LIMITS OF LIABILITY

     14.1 Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

     14.2 No member of the Board or the Committee, nor any Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

                                   ARTICLE XV

                                 MISCELLANEOUS

     15.1 The Plan shall, subject to stockholder approval, continue from its Effective Date as set out in Article I until December 31, 2003, unless the Plan is terminated in accordance with the provisions of Article XII.

     15.2 The laws of the State of Texas shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.

     15.3 Any controversy or claim arising under this Plan must be settled exclusively by arbitration under the Commercial Arbitration Rules of the American Arbitration Association; except that the preceding paragraph shall govern applicable law and construction, and the arbitration locale shall be Dallas, Texas. Costs (excluding attorneys' fees) of any arbitration shall be born by the Company. A prevailing party in litigation to require arbitration, in arbitration, or in litigation to enforce an arbitration award shall been titled to recover reasonable attorneys' fees and costs.

     15.4 The Plan shall be submitted to the stockholders of the Company for their approval and adoption. The Plan shall not be effective and no Award shall be made hereunder, unless and until the Plan has been so approved and adopted at a meeting of the Company's stockholders.

     15.5 The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective immediately, subject to approval by the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board of Directors of the Company.

                                     KITTY HAWK, INC

                                     By:        /s/ RICHARD WADSWORTH
                                        ----------------------------------------
                                     Title: Secretary

                                                                      APPENDIX B

                             AMENDMENT NO. 1 TO THE

                                KITTY HAWK, INC.

                          AMENDED AND RESTATED OMNIBUS
                                SECURITIES PLAN

                             AMENDMENT NO. 1 TO THE

                                KITTY HAWK, INC.

                          AMENDED AND RESTATED OMNIBUS
                                SECURITIES PLAN

     The name of the plan is the KITTY HAWK, INC. AMENDED AND RESTATED OMNIBUS SECURITIES PLAN (the "Omnibus Securities Plan"). The Omnibus Securities Plan was adopted by the Board of Directors of KITTY HAWK, INC., a Delaware corporation (hereinafter called the "Company"), effective as of September 3, 1996. This Amendment No. 1 to the Omnibus Securities Plan (the "Amendment") was adopted by the Board of Directors of the Company on December 21, 1998.

     Section 1. The Amendment amends and restates Section 6.1 of the Omnibus Securities Plan in its entirety as follows:

     6.1 Subject to the adjustment provisions of Article VIII, the number of Shares for which Awards may be granted under the Plan shall not exceed seven hundred fifty thousand (750,000) Shares.

     Section 2. The Amendment adds a new Section 15.6 to the Omnibus Securities Plan as follows:

     15.6 Notwithstanding any other provision of this Plan to the contrary, the Board shall have and may exercise all of the power and authority of the Committee under the Plan.

     Section 3. The remaining provisions of the Plan are not modified or changed by this Amendment.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of December 21, 1998 by its duly authorized representative.

                                            KITTY HAWK, INC.

                                            By:   /s/ M. TOM CHRISTOPHER
                                              ----------------------------------
                                            Name: M. Tom Christopher
                                            Title:  Chairman of the Board and
                                                    Chief Executive Officer

                                                                      APPENDIX C

                                KITTY HAWK, INC.

            AMENDED AND RESTATED ANNUAL INCENTIVE COMPENSATION PLAN

                            DATED SEPTEMBER 3, 1996

                               TABLE OF CONTENTS

Article I     Amendment and Restatement; Establishment and Purpose........   C-1
Article II    Definitions.................................................   C-1
Article III   Eligibility.................................................   C-2
Article IV    Awards......................................................   C-2
Article V     Administration..............................................   C-3
Article VI    Amendment and Termination...................................   C-3
Article VII   Adjustments Upon Changes in Capitalization..................   C-4
Article VIII  Miscellaneous...............................................   C-5

                                   ARTICLE I

              AMENDMENT AND RESTATEMENT; ESTABLISHMENT AND PURPOSE

     1.1 Effective as of the Effective Date described herein, Kitty Hawk, Inc. (the "Company") adopts this Amended and Restated Annual Incentive Compensation Plan, which amends, restates and supersedes in its entirely the Kitty Hawk, Inc. Annual Incentive Compensation Plan that was adopted by the Company as of June 28, 1996.

     1.2 The purpose of this Plan is to provide for the payment of incentive compensation from the profits of Kitty Hawk, Inc. to employees who contribute to the success of the Company. This Plan is expressly intended to be unfunded and discretionary.

                                   ARTICLE II

                                  DEFINITIONS

     2.1 "Award" means a Cash Bonus and/or Stock Bonus granted to a Participant pursuant to Article IV hereof.

     2.2 "Award Date" means the last business day in the month of February and August each year during the Term of the Plan.

     2.3 "Award Period" means the period for which an Award is granted. An Award Period shall be the six-calendar-month period ending June 30 and the six-calendar-month period ending December 31 each year.

     2.4 "Base Salary" means the Participant's regular base pay and overtime pay, excluding bonuses and all other forms of compensation from the Employer.

     2.5  "Board" means the Board of Directors of Kitty Hawk, Inc.

     2.6  "Cash Bonus" means the portion of an Award which is payable in cash.

     2.7 "Committee" means the Compensation Committee of the Board which is composed solely of no less than two outside directors. For this purpose, the term "outside director" means a director of the Board who (i) is not an Employee or a former Employee of the Employer, (ii) has never served as an officer of an entity currently affiliated with the Employer, and (iii) is not paid remuneration (as defined in regulations under Section 162(m) of the Code) from the Employer, directly or indirectly, in any capacity other than as a director. Each member of the Committee at the time of his appointment to the Committee and while he is a member thereof, must be a "Non-Employee Director," as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

     2.8  "Effective Date" means December 1, 1994.

     2.9 "Employer" means Kitty Hawk, Inc., a Delaware corporation, and its director indirect wholly-owned subsidiaries.

     2.10 "Plan" means the Amended and Restated Annual Incentive Compensation Plan, as amended from time to time.

     2.11 "Restricted Stockholder" means any person who (i) is the beneficial owner (as such term is defined in Rule 16a-1 promulgated under the Exchange Act) of ten percent or more of the outstanding Stock or any other class of equity securities of the Employer registered under Section 12 of the Exchange Act, and
(ii) is not an officer or director of the Company.

     2.12 "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Exchange Act, as amended effective November 1, 1996, by Release No. 34-37260.

     2.13  "Stock" means the common stock, par value $.01, of Kitty Hawk, Inc.

     2.14  "Stock Bonus" means the portion of an Award payable in Stock.

     2.15 "Term of the Plan" means the period from the Effective Date of the Plan to the date on which the Plan is terminated.

                                  ARTICLE III

                                  ELIGIBILITY

     Each employee of an Employer who has completed at least six months of continuous full time employment with the Employer, who regularly works at least twenty (20) hours per week, who is employed by the Company for at least five (5) months per calendar year, and who is actively employed on the Award Date shall be eligible to participate in the Plan (the "Participant").

                                   ARTICLE IV

                                     AWARDS

     4.1 As soon as practicable following the close of an Award Period, the Committee, in its sole discretion, shall determine the amount, if any, of the Cash Bonus and the Stock Bonus to which each Participant is entitled with respect to such Award Period. Awards shall not exceed in the aggregate ten percent (10%) of the combined income before income taxes of the Company and its consolidated subsidiaries for the Award Period, determined in accordance with generally accepted accounting principles applied on a consistent basis, and before the deduction of any Awards for such period.

     4.2 The maximum aggregate number of Shares that may be awarded as Stock Bonuses shall be two hundred thousand (200,000) Shares.

     4.3 All Awards are fully vested and nonforfeitable from the Award Date, and cash shall be paid or stock certificates issued as soon as practicable after the Award is made.

     4.4 All amounts payable under this Plan shall constitute a general obligation of the Employer. No Participant shall have any right, title, or interest whatever in or to, or any preferred claim in or to, any investment reserves, accounts or funds that the Employer may purchase, establish, or accumulate to aid in providing the payments described in this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust or a fiduciary relationship of any kind between the Employer and a Participant or any other person.

     4.5 The Employer may withhold or cause to be withheld from any Award payment any federal, state, or local taxes required by law to be withheld with respect to such payment and such sum as the Employer may reasonably estimate as necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment. In the event that the Employer awards a Stock Bonus and the Cash Bonus awarded, if any, for the same Award Period is insufficient to enable the Company to pay such taxes, either a Cash Bonus for each Participant will be awarded and withheld in an amount sufficient to cover any taxes which would be required to be withheld from the combined Award, or an amount sufficient to cover taxes required to be withheld from the Stock Bonus shall be withheld from other compensation payable by the Employer to the Participant.

     4.6 No Participant shall have any rights by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan.

     4.7 All Stock paid pursuant to an Award is freely transferable, subject to compliance with applicable securities laws, except that Stock awarded to a Restricted Stockholder, shall not be transferable for a period of six months from the date such Stock is transferred to the Restricted Stockholder. The Committee may, as a condition to the Award of a Stock Bonus, require a Participant to make such investment and other representations the Committee deems reasonably necessary.

     4.8 As a condition to any Award hereunder, the Committee may require a Participant to pay to the Company an amount equal to, or in excess of, the par value of the Shares awarded to him or her. Any such Stock Bonus shall automatically expire if not purchased in accordance with the Committee's requirements within thirty (30) days after the date of the Award.

                                   ARTICLE V

                                 ADMINISTRATION

     5.1 The Committee shall have the right and the power to administer and interpret the Plan, and to determine the amount and form of the Awards under the Plan. The determination of the Committee as to any disputed questions of construction and interpretation shall be final, binding, and conclusive upon all persons.

     5.2  The expenses of administering the Plan shall be borne by the Employer.

     5.3 The members of the Committee, officers, directors, and employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they maybe involved by reason of any action taken or failure to act under this Plan, and against and from any and all amounts paid by them in settlement or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                                   ARTICLE VI

                           AMENDMENT AND TERMINATION

     6.1 This Plan shall continue in the event of a merger, consolidation, or acquisition where the Company is not the surviving corporation, unless the successor or acquiring corporation shall elect to terminate the Plan.

     6.2 The Company expressly reserves the right to amend the Plan by resolution of the Board, at any time and in any manner, including the making of retroactive amendments, and expressly reserves the right to terminate the Plan at any time by resolution of the Board; provided, however, in the event of an amendment or termination of the Plan, Awards previously made by the Committee shall continue to be obligations of the Employer and shall be paid in accordance with the terms of the Plan. Any such amendment or termination shall be evidenced in writing.

     6.3 With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of an Award) shall be deemed automatically to be incorporated by reference into the Plan insofar as Participants subject to
Section 16 of the 1934 Act are concerned.

                                  ARTICLE VII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     7.1 If, while any Awards are outstanding, the outstanding Shares are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares which are subject to purchase or award under outstanding Awards and in the purchase price or prices applicable to such outstanding Awards in order to prevent the dilution or enlargement of rights. In addition, in any such event, the number and/or kind of Shares which may be offered under the Plan shall also be proportionately adjusted to the same end. This Plan does not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital structure, to merge or consolidate, to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

     7.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each Award, then outstanding under the Plan, will thereafter be entitled to receive with respect to such Award, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction, upon payment of the purchase price required by the terms of the Award, if any. Notwithstanding the foregoing, however, any Award under this Plan that entitles an Employee to purchase securities of the Company may be canceled by the Company as of the effective date of any such reorganization, merger, or consolidation, or of any dissolution or liquidation of the Company, by giving notice to the Employee or his personal representative of the Company's intention to do so and by permitting the Employee to pay any amounts that would otherwise be due under the terms of an Award Agreement to obtain securities available to the Employee as an Award during the thirty (30) day period next preceding such effective date.

     7.3 In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of this Plan.

     7.4 To the extent that the foregoing adjustments relate to Awards, Shares, or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding, and conclusive.

     7.5 Except as expressly provided in this Article, the Participant shall have no right to any adjustment of the number or price of Shares subject to any Award under the Plan by reason of any subdivision or consolidation of shares of any class or the payment of any dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and except as provided, any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Award.

     7.6 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1 In the event any provision of the Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of the Plan, but the Plan shall be construed and enforced as if the illegal or invalid provision had never been part of the Plan, and Kitty Hawk, Inc. shall have the right to correct and remedy any defect in the Plan.

     8.2 Except when otherwise indicated by the context, any masculine terminology when used in the Plan shall also include the feminine gender and the neuter gender, and the definition of any term in the singular shall also include the plural.

     8.3 This plan shall be governed and construed in accordance with the laws of the State of Texas.

     8.4 This Plan shall not be interpreted or construed as an employment contract. The Plan shall not give any person the right to be continued in employment, and all employees shall remain subject to change of salary, transfer, change of job, discipline, layoff, discharge, or any other change of employment status.

     8.5 Any controversy or claim arising under this Plan must be settled exclusively by arbitration under the Commercial Arbitration Rules of the American Arbitration Association; except that the preceding paragraph shall govern applicable law and construction, and the arbitration locale shall be Dallas, Texas. Costs (excluding attorneys' fees) of any arbitration shall be born by the Company. A prevailing party in litigation to require arbitration, in arbitration, or in litigation to enforce an arbitration award shall be entitled to recover reasonable attorneys' fees and costs.

     8.6 The Plan shall be submitted to the stockholders of the Company for their approval and adoption. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted at a meeting of the Company's stockholders.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective as of the Effective Date, subject to approval by the stockholders of the Company.

                                            KITTY HAWK, INC.

                                            By:    /s/ RICHARD WADSWORTH
                                              ----------------------------------
                                            Title: Secretary

                                                                      APPENDIX D

                             AMENDMENT NO. 1 TO THE

                                KITTY HAWK, INC.

               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                             AMENDMENT NO. 1 TO THE

                                KITTY HAWK, INC.

               AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

     The name of the plan is the KITTY HAWK, INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (the "Employee Stock Purchase Plan"). The Employee Stock Purchase Plan was adopted by the Board of Directors of KITTY HAWK, INC., a Delaware corporation (the "Company"), effective as of September 3, 1996. This Amendment No. 1 to the Employee Stock Purchase Plan (the "Amendment") was adopted by the Board of Directors of the Company on April 14, 1999.

     Section 1. The Amendment amends and restates Section 9.1 of the Employee Stock Purchase Plan in its entirety as follows:

     9.1 The maximum number of Shares which shall be made available for sale under the Plan shall be five hundred thousand (500,000), subject to adjustment upon changes in capitalization of the Company as provided in Articles XIV and XV.

     Section 2. The remaining provisions of the Plan are not modified or changed by this Amendment.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of April 14, 1999 by its duly authorized representative.

                                            KITTY HAWK, INC.

                                            By:   /s/ M. TOM CHRISTOPHER
                                              ----------------------------------
                                            Name: M. Tom Christopher
                                            Title: Chairman of the Board and
                                                  Chief Executive Officer

                                                                      APPENDIX E

                                KITTY HAWK, INC.

                        1999 EXECUTIVE STOCK OPTION PLAN

                                KITTY HAWK, INC.

                        1999 EXECUTIVE STOCK OPTION PLAN

                                    PURPOSE

     The purpose of the Kitty Hawk, Inc. 1999 Executive Stock Option Plan (the "Plan") is to attract and retain key executives of Kitty Hawk, Inc., a Delaware corporation (the "Company"), and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options and Non-Qualified Stock Options which are intended to:

          (i) further align the interests of such key executives with the interests of the Company's stockholders;

          (ii) furnish an incentive to such key executives to continue their employment with the Company; and

          (iii) provide a means through which the Company may attract key executives.

                                   ARTICLE I

                                  DEFINITIONS

     For the purpose of this Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     1.1  "Board" means the board of directors of the Company.

     1.2 "Change in Control" means the earliest date on which any of the following events shall occur:

          (i) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock (as defined below) would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or any lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company;

          (ii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

          (iii) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934 Act")) or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act), other than M. Tom Christopher, Conrad A. Kalitta, the Company or any successor of the Company or any Subsidiary (as defined) or any employee benefit plan of the Company or any Subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 20% or more of the Company's then outstanding securities having the right to vote in the election of directors; or

          (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board of Directors of the Company, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     1.3  "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Common Stock" means the Company's common stock, par value $0.01 per share.

     1.5 "Date of Grant" means the effective date on which an option is awarded to a Participant as set forth in the Stock Option (as defined) agreement.

     1.6 "Eligible Participant" shall have the meaning set forth in Section 5.1 hereof.

     1.7 "Fair Market Value" shall mean the average last trade value of the Common Stock on the principal securities exchange on which the Common Stock is traded for the last five (5) trading days preceding the date or event in question.

     1.8 "Incentive Stock Option" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

     1.9 "Non-Qualified Stock Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

     1.10 "Participant" means any employee of the Company or any Subsidiary (as defined below) who is, or who is proposed to be, a recipient of a Stock Option.

     1.11 "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or other authority, agency, commission, court or tribunal, or other entity.

     1.12 "Stock Dividend" means a dividend or other distribution declared on the shares of Common Stock payable in (i) shares of capital stock of the Company or any Subsidiary, (ii) rights, options or warrants to receive or purchase shares of capital stock of the Company or any Subsidiary, or (iii) securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary or (iv) securities convertible into or exchangeable for securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary

     1.13 "Stock Options" means any and all Incentive Stock Options and Non-Qualified Stock Options granted pursuant to the Plan.

     1.14 "Subsidiary" means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned the Company, by one or more subsidiaries of the Company or by the Company and one or more subsidiaries of the Company, and (ii) any other Person (other than a corporation) in which the Company, a subsidiary of the Company or the Company and one or more subsidiaries of the Company, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

                                   ARTICLE II

                                 ADMINISTRATION

     Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of at least two members. Each member of the Committee, at the time of such person's appointment to the Committee and while such person is a member thereof, must be a "Non-Employee Director", as that term is defined in Rule 16b-3 promulgated under the 1934 Act, and an "outside director" under Section 162(m) of the Code.

     Subject to the terms hereof, the Committee shall have exclusive power to:

          (i) Designate, from time to time, the particular key executives of the Company to whom Stock Options will be granted;

          (ii) Designate the time or times when Stock Options will be granted;

          (iii) Determine the number of shares of Common Stock subject to issuance pursuant to any Stock Option award, and all of the terms, conditions, restrictions, limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

          (iv) Accelerate the vesting or exercise of any Stock Options when such actions would be in the best interests of the Company;

          (v) Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

          (vi) Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

     The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                  ARTICLE III

                           SHARES SUBJECT TO THE PLAN

     Subject to the provisions of Articles XI and XII of the Plan, the aggregate number of shares which may be issued to Participants under grants of Stock Options made by the Committee under the Plan shall be 500,000 shares of Common Stock.

     The aggregate number of shares of Common Stock that may be represented by grants of Stock Options made to any Participant under the Plan during any fiscal year may not exceed 400,000 shares. Shares to be distributed under Stock Options may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares that by reason of the unexercised expiration or termination of a Stock Option are no longer subject to purchase may be reoffered under the Plan.

                                   ARTICLE IV

                              STOCK OPTION GRANTS

     4.1 Eligibility. The Committee shall, from time to time, select the particular key executives of the Company and its Subsidiaries to whom the Stock Options are to be granted and/or distributed in recognition of each such Participant's contribution to the Company's or the Subsidiary's success.

     4.2 Grant of Stock Options. All grants of Stock Options under this Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by a stock option agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the stock option agreement shall also include provisions that may be necessary to assure that the Stock Option is an incentive stock option under Section 422 of the Code. The Company shall execute Stock Option agreements upon instructions from the Committee.

     4.3 Exercise Price. The exercise price per share for a Stock Option shall be determined by the Committee and shall be an amount not less than the Fair Market Value per share of the Common Stock on the Date of Grant. The Committee shall determine the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

     4.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unmatured installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to an executive shall become vested, or exercisable.

     4.5 Acceleration. The Committee may accelerate the exercisability of Stock Options granted under the Plan upon the occurrence of such events as specified in the applicable Stock Option agreement.

                                   ARTICLE V

                       LIMITS ON INCENTIVE STOCK OPTIONS

     5.1 Option Period. Notwithstanding the provisions of Sections 4.3 and 4.4 hereof, if a Participant eligible to receive a grant of an Incentive Stock Option under Section 422 of the Code (an "Eligible Participant") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary) and an Incentive Stock Option is granted to such Eligible Participant, the option period of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the exercise price per share of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary) shall be at least 110% of the Fair Market Value per share of the Common Stock on the Date of Grant.

     5.2  Limitation on Exercises of Shares Subject to Incentive Stock
Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the excess portion of such Stock Option shall be deemed a Non-Qualified Stock Option.

     5.3 Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of the later of two years from the Date of Grant of such Incentive Stock Option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other Stock Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

     5.4 Termination. Notwithstanding the provisions of Article VII, the option period of an Eligible Participant's Incentive Stock Option(s) shall terminate no later than ninety (90) days after termination of such Participant's employment with the Company and its Subsidiaries; provided, that if such employment terminates by reason of the death or Total and Permanent Disability (as defined in Section 22(e) of the Code) of the Participant, then the option period of such Participant's Incentive Stock Option(s) shall terminate no later than twelve
(12) months after such termination by reason of death or Total and Permanent Disability; provided, further, that upon an Eligible Participant's Termination for Cause, the option period shall terminate immediately upon the Termination for Cause and the Incentive Stock Option shall not be exercisable in whole or in part after the Termination for Cause. Notwithstanding the foregoing, an individual grant of an Incentive Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Incentive Stock Option agreement, more restrictive terms than those contained in this Section 5.4 concerning any exercise of such Incentive Stock Option with respect to any termination of employment by such Eligible Participant.

                                   ARTICLE VI

                       EXERCISE OF STOCK OPTIONS; PAYMENT

     Full payment for shares purchased upon exercise of a Stock Option shall be made in cash or by the Participant's delivery to the Company of shares of Common Stock which have a Fair Market Value equal to the aggregate exercise price (or in any combination of cash and shares of Common Stock having an aggregate Fair Market Value equal to the aggregate exercise price). No shares may be issued until full payment of the purchase price therefor has been made, and a Participant will have none of the rights of a stockholder until shares are issued to him or her. Additionally, shares covered by a Stock Option may be purchased upon exercise, in whole or in part, in accordance with the applicable Stock Option agreement, by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise. In addition, the Committee may in its sole discretion set forth any other method or manner of payment that is deems acceptable in any Participant's Stock Option agreement.

                                  ARTICLE VII

                           TERMINATION OF EMPLOYMENT

     Except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, in the event a Participant shall cease to be employed by the Company or a Subsidiary for any reason other than (i) death or (ii) termination for cause, such Participant's Stock Options may be exercised by the Participant for the period set forth in the Participant's Stock Option agreement or until expiration of the applicable option period (if sooner).

     In addition, except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, in the event of a Participant's death while employed, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Option may be exercised for a period of twelve (12) months after the Participant's death, or until expiration of the option period (if sooner), by the Participant's estate or personal representative or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death.

     In addition, except as otherwise provided in Section 5.4 with respect to Incentive Stock Options, upon a Participant's termination for cause, the option period shall terminate immediately upon the termination for cause and the Stock Option shall not be exercisable in whole or in part after the termination for cause.

     Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Stock Option agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any termination of employment by such Participant.

                                  ARTICLE VIII

                          AMENDMENT OR DISCONTINUANCE

     Subject to the limitations set forth in this Article VIII, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) or Code Section 422 shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

     Subject to the foregoing, the Board shall have the power to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) or to qualify as "performance-based" compensation under Section 162(m) of the Code (including amendments as a result of changes to Rule 16b-3 or Section 162(m) or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Stock Option agreement. In the event of any such amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Stock Option agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE IX

                               EFFECT OF THE PLAN

     Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted a Stock Option to purchase or receive Common Stock or any other rights except as may be evidenced by a Stock Option agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon the terms and conditions expressly set forth therein.

                                   ARTICLE X

                                      TERM

     The Plan shall be submitted to the Company's stockholders for their approval at the 1999 Annual Meeting of Stockholders and shall terminate immediately after such meeting if the Plan is not approved by at least a majority of the outstanding shares of Common Stock voting at such meeting. Unless sooner terminated by action of the Board, the Plan will terminate on January 31, 2009. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI

                              CAPITAL ADJUSTMENTS

     If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a subdivision, combination, or exchange of shares of Common Stock, then and in such event:

          (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan;

          (ii) A similar adjustment shall be made in the maximum number of shares of Common Stock issuable under Stock Options granted to any individual Participant during any fiscal year pursuant to Article III; and

          (iii) An appropriate adjustment shall be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised.

     Such adjustments shall be made by the Committee and its determination in that respect shall be final, binding and conclusive. Any fractional shares resulting from any adjustment made pursuant to this Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exercisable for shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion or exercise of shares or obligations of the Company convertible into or exercisable for such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                  ARTICLE XII

                   RECAPITALIZATION, MERGER AND CONSOLIDATION

     12.1 The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     12.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

     12.3 In the event of any liquidation or dissolution of the Company, any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portion of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets that the Participant would have received on a per share basis had such Participant's Stock Option been exercised in full prior to such event. Notwithstanding the foregoing, however, the Board, in its sole discretion, may cancel all such Stock Options at least thirty (30) days prior to the effective date of any such liquidation or dissolution of the Company, any reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, and give notice to each holder thereof or his or her personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period following the delivery of such notice of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable.

     12.4 In the event of a Change in Control of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

     12.5 In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

     12.6 Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                  ARTICLE XIII

                   OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                         GRANTED BY OTHER CORPORATIONS

     Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                  ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     14.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable stock option agreements. Notwithstanding anything to the contrary contained herein, Stock Options may not be exercised, nor may shares be issued pursuant to a Stock Option, if any necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished.

     14.2 Non-Assignability. A Stock Option granted to a Participant may not be transferred or assigned, other than by will or the laws of descent and distribution.

     14.3 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

     14.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan, except pursuant to Article III of the Plan.

     14.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any executive officer the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any executive officer at any time (subject to any contract rights of such executive officer).

     14.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares of Common Stock which have been actually issued.

     14.7 Tax Requirements. Any employee who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the executive then owns, which shares have an aggregate Fair Market Value equal to the required withholding payment, or any combination thereof. With respect to the exercise of a Non-Qualified Stock Option by a Participant who is an officer, director or 10% stockholder of the Company (as determined by reference to Section 16(b) of the 1934 Act and the rules promulgated thereunder), any obligation of such Participant to pay such taxes shall only be satisfied by the Company's withholding of that number of whole shares of Common Stock otherwise issuable upon such exercise which have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. With respect to the exercise of a Non-Qualified Stock Option by any Participant who is not at such time an officer, director or 10% stockholder of the Company, such Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount necessary to satisfy the required tax withholding obligation of the Company, and/or (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock which the Participant owns and/or the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option), which shares so delivered or withheld have an aggregate Fair Market Value which equals or exceeds (if necessary to avoid the issuance of fractional shares) the required tax withholding payment. Any such withholding payments with respect to the exercise of a Non-Qualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

     14.8 Indemnification of Board and Committee. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

     14.9 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

                                   ARTICLE XV

                                 EFFECTIVE DATE

     The effective date of the Plan shall be February 24, 1999, that is, the date on which it was first approved and adopted by the Board. Following approval by the stockholders of the Company at the 1999 Annual Meeting of Stockholders in accordance with applicable law, the Plan will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof. If stockholder approval is not obtained at the 1999 Annual Meeting of Stockholders, the Plan shall be nullified.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 24, 1999 by its Chief Executive Officer pursuant to prior action taken by the Committee.

                                            KITTY HAWK, INC.

                                            By:   /s/ M. TOM CHRISTOPHER
                                              ----------------------------------
                                            Name: M. Tom Christopher
                                            Title: Chief Executive Officer

                                REVOCABLE PROXY
                                KITTY HAWK, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) M. Tom Christopher and Richard R. Wadsworth, or either of them, with full power of substitution and resubstitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present, to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Kitty Hawk, Inc. (the "Company") to be held on May 28, 1999, at the offices of the Company at 1535 West 20th Street, Dallas/Fort Worth International Airport, Texas 75261 at 10:00 a.m. local time, and any and all adjournments, continuations and postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS PRESENTED.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                ----------------
                                                                SEE REVERSE SIDE
                                                                ----------------
--------------------------------------------------------------------------------
                            --FOLD AND DETACH HERE--

                                                                                                              Please mark
                                                                                                              your votes as [X]
                                                                                                              indicated in
                                                                                                              this example


1. ELECTION OF TWO CLASS II DIRECTORS.                                      Nominees: Tilmon J. Reeves and Philip J. Sauder

     FOR all nominees listed to         WITHHOLD AUTHORITY                  -------------------------------------------------------
     the right (except as marked      to vote for all nominees              In the event the undersigned wishes to withhold
          to the contrary)              listed to the right                 authority to vote for any particular nominee listed
               [  ]                            [  ]                         above, please so indicate by clearly writing the name of
                                                                            any such nominee on the line above.

2. Approval of the Kitty Hawk, Inc.      3. Approval of Amendment No. 1 to           4. Approval of the Kitty Hawk, Inc.
   Amended and Restated Omnibus             the Kitty Hawk, Inc. Amended and            Amended and Restated Annual
   Securities Plan.                         Restated Omnibus Securities Plan.           Incentive Compensation Plan.

  FOR        AGAINST        ABSTAIN         FOR        AGAINST        ABSTAIN           FOR        AGAINST        ABSTAIN
  [  ]        [  ]           [  ]           [  ]        [   ]           [  ]            [  ]        [  ]           [  ]

5. Approval of Amendment No. 1 to the    6. Approval of the Kitty Hawk, Inc.         7. Ratification of the appointment of
   Kitty Hawk, Inc. Amended  and            1999 Executive Stock Option Plan.           Ernst & Young LLP as independent
   Restated Employee Stock Purchase                                                     public accountants for 1999.
   Plan.

  FOR        AGAINST        ABSTAIN         FOR        AGAINST        ABSTAIN           FOR        AGAINST        ABSTAIN
  [  ]        [  ]           [  ]           [  ]        [   ]           [  ]            [  ]        [  ]           [  ]

8. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                                                                                                       MARK HERE FOR ADDRESS  [ ]
                                                                                                       CHANGE AND NOTE BELOW

                                                                            PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY FORM
                                                                            PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO
                                                                            POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                                                            Please sign exactly as your name appears on your stock
                                                                            certificate. If shares are held by joint tenants, both
                                                                            should sign. When signing as attorney, executor,
                                                                            administrator, trustee or guardian, please give full
                                                                            title as such. If shares are held of record by a
                                                                            corporation, please sign in full corporate name by
                                                                            president or other authorized officer. If shares are
                                                                            held of record by a partnership, please sign in full
                                                                            partnership name by an authorized signatory.


SIGNATURE                                              SIGNATURE                                                   DATE
          --------------------------------------------            ------------------------------------------------      -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                      --FOLD AND DETACH HERE--





Dear Stockholders(s):

Enclosed you will find material relative to the Company's 1999 Annual Meeting of Stockholders. The Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a Stockholder, please remember that your vote is important to us. We look forward to hearing from you.


KITTY HAWK, INC.